                    OPTION AGREEMENT TO PURCHASE REAL ESTATE

      THIS AGREEMENT is made and entered into this ___ day of ____________,
 2001, by and between BRONCUCIA  INVESTMENT,  a Colorado General  Partnership
("Seller  or  Grantor")   and  HASTINGS   HOLDING   CORPORATION,   a  Colorado
corporation (herein called "Buyer or Grantee")

W I T N E S S E T H:

      1.    Seller or Grantor is the owner of:

            (a)   All that  certain  lot,  tract or parcel of real estate more particularly  described  on Exhibit "A"  attached  hereto,  together  with all plants,  shrubs and trees located thereon, and together with all rights of way and easements  appurtenant  thereto,  including,  without  limitation,  all of
Seller's  right,  title and interest in and to the land underlying and the air space  overlying  any public or private  ways or streets  crossing or abutting said real estate ("Land");

            (b)   Except  as  set  forth  in  Schedule  1(b),   all,  if  any,
buildings,  structures and other  improvements of any and every nature located on the Land and all fixtures attached or affixed,  actually or constructively, to the  Land  or to any  such  buildings,  structures  or  other  improvements
("Improvements");

            (c)   All personal property,  if any, of every kind ("Personalty")
located on the Land or within the  Improvements  and used in  connection  with the  operation,  management or  maintenance  of the Land or the  Improvements, excluding any and all items of Personalty owned by Lessees occupying the Land;

            (d)   All of  the  right,  title,  interest,  powers,  privileges, benefits  and  options of Seller,  or  otherwise  accruing to the owner of the
Property,   if  any,   in  and  to  all   certificates,   licenses,   permits,
authorizations,  consents and approvals  from  governmental  authorities  with respect to (i)  vehicular  ingress  and egress to and from the Land,  and (ii)
the use,  operation  and  occupancy of the  Improvements,  including,  without limitation, the certificate of occupancy for the Improvements ("Permits");

            (e)   All of  the  right,  title,  interest,  powers,  privileges, benefits  and  options of Seller,  or  otherwise  accruing to the owner of the
Property,  if any,  in and to (i) any impact fee credits  with,  or impact fee payments  to,  any  county or  municipality  in which the Land is  located  or arising from any construction of  improvements,  or dedication or contribution of property,  by Seller,  or its predecessor in title or interest,  related to the Land, (ii) any development  rights,  allocations of development density or other  similar  rights  allocated  to or  attributable  to  the  Land  or  the
Improvements,  (iii) any utility capacity  allocated to or attributable to the
Land or the  Improvements,  (iv) all  water  rights  not  heretofore  conveyed
NOTE:  It is  acknowledged,  understood  and agreed by and  between the Seller and the  Buyer  that as part of the  consideration  of the  Seller's  property being  included  within the  boundaries  of the South Adams  County  Water and
Sanitation  District by formal  resolution,  the Seller was required to convey to the District all of the Seller's  rights,  title and interest to all ground water,  whether  tributary or non-tributary  (including all decrees,  permits, wells,  and  any  right  title  or  interest  thereto)  as  more  specifically described in the Conveyance of Groundwater  Rights Agreement dated October 26,
2000,  a  copy  of  which  is  attached  hereto  and  marked  Exhibit  "1(e)".
Therefore,  the Seller has only  retained at the time of the execution of this contract the use and control of existing wells and the rights  attributable to such  existing  wells until such time a potable  water shall become  available within  four  hundred  (400) feet of Seller's  property  line and such time as when the Seller or its  successors  in interest is or are  required to connect
to  the  South  Adams  Water  District's   Water  and   Distribution   System.
Therefore,  to the extent already  conveyed,  no water rights are owned by the
Seller that are  available  to be conveyed  to Buyer in  accordance  with this
Agreement.

                  All matters  described in the preceding  clauses (i),  (ii),
(iii),  (iv) and (v),  arise under or pursuant to  governmental  requirements, administrative  or formal  action by  governmental  authorities,  or agreement with  governmental  authorities  or third  parties  shall be conveyed with the
Land,  to  the  extent  available  for  conveyance  on  the  date  of  closing
("Entitlements"); and

            (f)   All of the right,  title and  interest  of the  "lessor"  or
"landlord"  in, to and  under all  leases  and other  agreements  for the use, occupancy or  possession  of all or any part of the Land or the  Improvements, including,  without  limitation,  all the tenant  leases  ("Existing  Leases")
scheduled and identified on Exhibit "B" attached hereto ("Rent Schedule").

            The Land,  Improvements,  Existing Leases,  Permits,  Entitlements
and Personalty are herein collectively called the "Property";

            (g)   Subject  to the  timely and  continued  performances  of the
Buyer as  identified  in this  Agreement,  including,  but not limited to, the
payment  of  the   consideration   herein  expressed   ("Option  Payments  and
Deposit"),  the Seller or Grantor  desires to grant to Grantee  the  exclusive option to  Purchase  the  Property.  It is agreed  that said  option  shall be irrevocable to the Seller  provided that the Purchaser  timely performs all of its  obligations  specified in this  Contract.  It is further agreed that said
Option will  expire of its own terms on the close of business on  December 31,
2004,  unless  otherwise  extended by mutual written  agreement of the parties executed prior to the deadline date.

            (h)   Not  withstanding  the  desire of the  Seller or  Grantor to grant to the Grantee the exclusive  option  described in Paragraph g above, it is  recognized  and agreed by the parties that should the Buyer default in any of the required  performances  required  under this Option  Agreement,  as set forth  below,  the  Grantor  or  Seller,  upon  notice to the Buyer may in its discretion, revoke this option in the manner specified in this Contract.

            NOW, THEREFORE,  upon those terms and conditions  reflected herein for good and valuable  consideration  and the  sufficiency  of which is hereby acknowledged  by  Grantor  and  Grantee,  Grantor  hereby  agrees  to grant to
Grantee,  and Grantee  hereby agrees to accept and take from Grantor,  subject to and in accordance  with all of the terms and conditions of this  Agreement, the following:

      2.    Option.     Subject to the timely and  continued  performances  of
the Buyer or Grantee as identified in this Option  Agreement,  including,  but not  limited  to, the  payment of the  consideration  herein  expressed  ("the option  payments and  deposit")  the Seller or Grantor  grants to the Buyer or
Grantee the  irrevocable  option to purchase the  property  upon the terms and conditions herein set forth.

      3.    Option Payments/Purchase Price; Method of Payment.

            (a)   First  Option  Payment.  The  First  Option  Payment  in the
amount of Two Hundred Thousand AND NO/100 Dollars  ($200,000.00) shall be paid by the Grantee to the  Grantor on or before  5:00 p.m.  on the third  business day  following  the end of the Due  Diligence  Date as that term is defined in
Paragraph  9(c) below.  It is agreed that said Option  Payment once paid shall be non-refundable to the Grantee.

            (b)   Additional  Option  Payments.  On the 15th  day of  January,
2002 and  continuing  on the  15th  day of  January  in each  year  thereafter through  January  15,  2004,  (unless  this  Option  Agreement  is extended as hereinafter  set  forth),  the  Grantee  shall pay  directly  to the  Grantors additional  Option  Payments in the amount of TWO HUNDRED  THOUSAND AND NO/100
DOLLARS   ($200,000.00)  each.  Provided  that  the  Grantee  well  and  truly performs the  requirements of the Buyer in accordance with terms and provision of this Agreement and closes the real estate transaction  contemplated in this
Agreement,  on or before  December 31,  2004,  or such other date to which the closing has been  extended by mutual  agreement  of the  parties,  all Options
Payments  made  hereunder  by Grantee  shall be credited  against the Purchase
Price  referenced in Paragraph  3(c) hereof.  In any event,  subsequent to the
Due Diligence Date  identified in Paragraph 9(c) of this Contract,  all Option
Payments made hereunder shall be nonrefundable to the Grantee/Buyer.

            (c)   The  Purchase  Price for the  Property  ("Purchase  Price"),
shall  be FIVE  MILLION  AND  NO/100  DOLLARS  ($5,000,000.00).  The  Purchase
Price, after crediting the Option Payments and the Earnest Money Deposit,  and
subject to the prorations and adjustments  herein described,  shall be paid by
Buyer to  Seller  on the  date of  closing  ("Date  of  Closing")  hereinafter identified as follows:  (i) on the Date of Closing, the Buyer shall pay to the
Seller the remaining  balance of the Purchase Price by a cashier's  check; or, official bank check of a national banking  institution with offices in Denver,
Colorado;  or,  such  other  banking  institution  as Seller  may  approve  in writing;  or by wire delivery of funds through the Federal  Reserve  System to an account designated in writing by Seller;

                                       OR

                  (ii)  The  Buyer  may  elect to have the  Seller  finance  a portion of the Purchase Price by paying to the Seller an additional  cash down payment in the amount of ONE MILLION  AND NO/100  DOLLARS  ($1,000,000.00)  in
any of the forms  identified  in  Paragraph  (i) above as may be agreed by the
Seller.  Subsequent  to the  application  of the Option  Payment or  Payments,
Earnest Money Deposit paid by the Buyer and the  additional  cash down payment of One Million  Dollars,  the Seller agrees to finance the remaining amount of the Purchase  Price by means of the Buyer's  execution  of a  Promissory  Note secured  by a First Deed of Trust and  appropriate  Assignment  of Rents.  The principal  amount of the Promissory Note shall bear interest at an annual rate not to exceed  eight  percent (8%) per annum as the parties  shall agree.  The
Promissory  Note will  provide for annual  payments  of  interest  only on the remaining  balance of the Promissory Note which annual interest  payment shall be due  and  payable  on  each  anniversary  date of the  Note  following  the
Closing.  However,  unless  sooner  prepaid,  the  principal  balance  of  the
Promissory Note together with all accrued interest  thereon,  shall be due and payable, in full, on or before January 15, 2005.

                  (iii)  Should  the Buyer  elect to  finance a portion of the
Purchase  Price in the manner set forth above in Paragraph (ii) at the time of
Closing,  Seller shall release from the encumbrance  created by the First Deed of Trust and  Assignment of Rents up to  sixty-four  (64) acres of the subject real estate at a release  price of FIFTEEN  THOUSAND  SIX HUNDRED  TWENTY-FIVE
DOLLARS AND NO/100 ($15,625.00) per acre.

                        The  parties  further  agree  that  should  the  Buyer
desire the release of any additional  acreage prior to the full payment by the
Buyer of the First  Mortgage,  the Seller  will  agree to  release  additional acreage at a release  price of FIFTEEN  THOUSAND SIX HUNDRED  TWENTY-FIVE  AND
NO/100  DOLLARS  ($15,625.00)  per acre;  Provided,  however,  that Seller may adjust and increase the release  price per acre should the  remaining  balance of the  Promissory  Note together  with accrued  interest  thereon  exceed the value of the remaining acreage subject to the encumbrance  calculated again at the rate of FIFTEEN  THOUSAND  SIX  HUNDRED  TWENTY-FIVE  AND  NO/100  DOLLARS
($15,625.00)  per acre.  It is the  intention of the parties that at all times during the pendency of the mortgage,  the remaining  balance of the Promissory
Note shall be and remain  fully  secured.  It is further the  agreement of the parties  that all  additional  acreage  requested  to be released by the Buyer shall be in parcels of at least  thirty-five (35) acres or more, which parcels shall be  contiguous  to the initial  parcel of  property  released at Closing and/or any additional  parcels  released in accordance  with this provision of this Contract.  The parties  further agree that this provision in its entirety shall survive the closing of this  transaction  should the financing option be exercised by Buyer.

            (d)   The term of the Option  shall  commence as of the  Effective
Date of this  Contact and shall  automatically  expire on December  31,  2004, subject,  however, to the Grantee's ability to extend the Option Period as set forth in Paragraph 7 of this Agreement.

            (e)   [Seller   may  want  to  delete  and   certify  at  closing]
Notwithstanding  the  foregoing,  in the event that Seller  advises Buyer that
Seller is a "Foreign  Person"  (as  defined in  Section  1445 of the  Internal
Revenue Code of 1986,  as amended,  and  regulations  promulgated  thereunder, herein  called the  "Code"),  or in the event that Seller  fails or refuses to deliver the  certificate  and  affidavit of  non-foreign  status  described in
Paragraph 9(a) of this  Agreement,  or in the event that Buyer receives notice from any  Seller-transferor's  agent or  Buyer-transferee's  agent (as each of such terms are defined in the Code), or Buyer has actual knowledge,  that such certificate  and affidavit is false,  Buyer shall deduct and withhold from the
Purchase  Price a tax equal to ten percent  (10%) of the  Purchase  Price,  as required  by Section  1445 of the Code.  Buyer shall remit such amount to, and file the required form with,  the Internal  Revenue  Service,  and Buyer shall receive a credit against the Purchase Price for the amount so withheld.

            (f)   Further  notwithstanding  the  foregoing,  in the event that
Seller is not a Colorado  resident or otherwise exempt from any  state-imposed withholding  requirements,  or in the event  that  Seller  fails or refuses to deliver Form DR 1083 described in Paragraph 9(a) of this Agreement,  or in the event that Buyer has actual  knowledge  that such form is false,  Buyer  shall
deduct  and  withhold  from  the  Purchase   Price  the  amount  of  any  such
state-imposed  tax, and shall remit such amount to, and file any required form with,  the Colorado  Department  of Revenue,  and Buyer shall receive a credit against the Purchase Price for the amount so withheld.

      4.    Exercise of Option.  Provided  the Grantee is not in default  with regard to any material  provision of this Agreement or the performances of the
Grantee/Buyer  under this  Agreement,  the Grantee may exercise this option to purchase the  Property,  at any time during the original or the extended  term of the  Option  Agreement  by  giving  written  notice to the  Grantor  of the
Grantee's  intention  to exercise  this Option  ("Notice of  Exercise").  Upon delivery of the Notice to Exercise  to Grantor,  the parties to this  Contract shall be bound by the terms and  provisions of this  Contract  relating to the
Purchase  and Sale terms of the subject  real estate  property.  Grantee  may, with the prior written  permission of the Grantor,  which permission shall not be unreasonably  withheld,  be allowed to record the Notice of Exercise of the
Option in the Clerk and Recorder's Office of Adams County, Colorado.

      5.    Earnest Money; Additional Deposits.

            (a)   On or before  the date  three (3)  business  days  after the later of the date of Seller's or Buyer's  execution of this  Agreement  (which later date of execution is herein called the  "Effective  Date"),  Buyer shall deliver to  Chicago  Title  Company  of  Colorado,  as escrow  agent  ("Escrow
Agent")  the sum of TWENTY  FIVE  THOUSAND  AND  NO/100  DOLLARS  ($25,000.00)
(which sum,  together with all interest  actually  earned  thereon  during the term of this Agreement, is herein called the "Earnest Money").

            (b)   Throughout  the term of this Option  Agreement and until the
Date of  Closing,  the Escrow  Agent  shall  invest the  Earnest  Money with a national bank whose  depositors are insured by the Federal  Deposit  Insurance
Corporation.  Additionally,  it is agreed  throughout  the term of this Option
Agreement,  the Escrow Agent shall hold and disburse the Earnest Money Deposit in  accordance  with the terms and  provisions of this  Agreement,  including, without limitation, the terms and conditions set forth on Exhibit "C", Escrow
Provisions  which are attached hereto,  and incorporated  herein by reference.
Notwithstanding  any provision of this  Agreement to the contrary,  the Escrow
Agent shall  deposit and  maintain the Earnest  Money in such  accounts as are necessary to avoid exceeding  federal deposit  insurance  limits on any single escrow  deposit  account.  Subject to the terms and  conditions  of Paragraphs
5(c),  and 5(d),  below,  on the Closing Date, the Earnest Money deposit shall
           -
be will be applied as part payment of the Purchase Price.

            (c)   If Buyer has not elected to terminate  this  Agreement on or before 5:00 p.m.  (M.S.T)  within three (3) business  days next  following the
Due Diligence Date as defined in Paragraph 9(c) of this Agreement,  the Escrow
Agent without further direction of the Buyer shall immediately  release to the
Seller the principal  amount of the Earnest  Money  Deposit  together with all interest theretofore earned on such escrowed principal amounts.

            (d)   Other than as  expressly  provided  to the  contrary in this
Agreement,  the Earnest Money Deposit and Option  Payments shall be applied as part  payments of the  Purchase  Price on the Closing  Date.  In the event the
Grantee  shall  default  in the  payment  of  additional  Option  Payments  as required  in this  Contract  or in the  event of the  Grantee's  default  with regard to any other  provision of this  Contract,  the Grantor shall provide a written  notice to the Grantee of such default in  accordance  with the notice provision of this  Contract in  Paragraph  27(a).  The Grantee  shall have ten
(10)  calendar  days from the date of the  delivery of said notice as provided in Paragraph 27(a) to cure said
default.

                  In the event the Grantee  fails to cure said default  within the  said  ten  (10)  calendar  day  time  period,  the  Grantor,  in its sole discretion,  may  without  further  written  notice may  declare  this  Option
Agreement terminated,  in which case, the Earnest Money Deposit and all Option
Payments paid by the Grantee prior to the  Termination  Date shall be retained by  Seller in  consideration  for its grant of this  Option  Agreement  to the
Grantee.

                  On the  Termination  Date all rights and  obligations of the parties  to the  Agreement,  except as  related  above  shall  expire and this
Agreement shall become null and void.

      6.    No   Obligation   to   Purchase.   The   Grantor/Seller   and  the
Grantee/Buyer  agree that the Option granted  herein simply  allows,  but does not  require,  the  Grantee  to  purchase  the  Property  unless  or  until it exercises its rights to purchase this Property  under the terms and provisions of this  Agreement.  However,  it is further  understood by and agreed between the  parties  that  should the  Grantee/Buyer  default in any of its  required obligations or performances under this Agreement,  this Option Agreement shall immediately terminate,  and thereafter the Grantor/Seller shall have the right to market and sell the subject real estate  Property to another  Buyer without claim or threat of claim from the Grantee/Buyer.

      7.    Extension  of Option  Period.  In  return  for the  payment  of an additional  Option  Payment  in the  amount of Two  Hundred  Thousand  Dollars
($200,000),  it  is  hereinafter  set  forth  the  Grantee/Buyer  granted  the one-time  right to extend the Option  Period from December 31, 2004, up to and including December 31, 2005, provided that:

            (a)   Grantee/Buyer  delivers to the Grantor no later December 15,
2004,  its  notice  that the  Grantee/Buyer  wishes to extend the term of said
Option  ("Notice  to  Extend"),  along with  payment of Two  Hundred  Thousand
Dollars  ($200,000),  as referenced  above. Upon the prior written approval of the  Grantor/Seller  which  approval  cannot  be  unreasonably  withheld,  the
Grantee/Buyer  may  record  the Notice to Extend  and/or a  Memorandum  of the
Option as extended.

            (b)   Other  than a one (1)  year  time  period  extension  within which the Buyer may extend its right to  exercise  the  Option,  all terms and conditions  of the  Option  as  extended  shall  remain  the  same  as for the original  Option  Period.  To the extent the closing of the  subject  Sale and
Purchase  transaction  shall occur on December 31, 2005, the financing  option identified  in  Paragraph  3(c)  of  this  Agreement  shall  no  longer  be an alternative for Buyer's payment of the Purchase price.

      8.    Closing.  The  closing of the  purchase  and sale of the  Property
("Closing"),  shall be held at the offices of Escrow  Agent,  at such time and on such date ("Closing  Date"), as may be mutually agreed upon by the Parties, but in no event later than December 31, 2005.

      9.    Access and  Inspection;  Delivery of Documents and Information by
Seller; Examination by Buyer.

            (a)   Between the Effective  Date and the Closing Date,  Buyer and
Buyer's  agents and  designees  shall have the right to enter the Property for the purposes of inspecting  the Property,  conducting  soil tests,  and making
surveys,   mechanical  and  structural   engineering  studies,   environmental
assessments,  and any  other  investigations  and  inspections  as  Buyer  may reasonably  require  to  assess  the  condition  of  the  Property;  provided, however,  that such  activities by or on behalf of Buyer on the Property shall not materially damage the Property; and provided further,  however, that Buyer shall  indemnify and hold Seller  harmless from and against any and all claims for injury to person or damage to property,  to the extent directly  resulting from the  activities of Buyer or Buyer's  agents or designees on the Property, excluding,  however,  claims  arising out of the  discovery of, or release of, any  Pollutants  previously  existing  on the  Property to the extent that the release of said Pollutants is not caused by any act of the Buyer,  the Buyer's employees, agents or contractors.

            It is  understood  and  agreed  that an oil well or wells  already exist on the subject real estate  Property.  Therefore,  not  withstanding the language  immediately  above, the Buyer shall have the obligation to indemnify and hold  harmless  the Seller  from and against any and all claims for injury to person or damage to  property  to the extent  that the Buyer,  the  Buyer's employees,  the Buyer's agents or contractors bring additional Pollutants onto the Property or cause the release of previously secured Pollutants to escape.

            The  Buyer's  inspection  of  the  subject  real  estate  and  the improvements  thereon  located  shall  not  unreasonably  interfere  with  the
Seller's  operations  thereon or the conduct of the Lessee businesses  located on the  Property.  To the extent that the Buyer,  the Buyer's  employees,  the
Buyer's agents or  contractors  in the conduct of its or their  inspections on the Property  require entry into a Lessees' demised  premises,  the Buyer, the
Buyer's   employees,   the  Buyer's  agents  or   contractors   shall  provide
forty-eight  (48) hours prior notice to either Dorothy L. Broncucia or Michael
Broncucia of their request to go in and upon the particular  demised  premises thus  allowing  the Seller to contact  the Lessee or Lessees  and  arrange for appropriate  entry without undue  interference of the Lessee's  business being conducted.

            (b)   On or before the  expiration  of fifteen (15) days after the
Effective Date,  Seller shall deliver to Buyer,  if not previously  delivered, or make  available  to Buyer for  examination  or  copying  by  Buyer,  at the address for Buyer set forth below,  the following  documents  and  information with respect to the Property, if any:

                  i)    All  surveys,  plans,  specifications,  environmental,
      engineering  and  mechanical  data  relating  to the  Property  and  the
      Property,  and including such items relating to tenant  improvements and reports such as soils  reports and  environmental  audits,  which are in
      Seller's possession or which Seller can obtain with reasonable effort;

                  ii)   All real  property  and other ad valorem tax bills and
      utility  bills  regarding the Property and the Property for the two-year period preceding the date of this Agreement;

                  iii)  A full,  correct  and  complete  list and  identifying description of all of the Personalty;

                  iv)   True,  correct and  complete  copies of all  documents
      and correspondence relating to the Permits;

                  v)    True,  correct and  complete  copies of all  documents
      and correspondence relating to the Entitlements;

                  vi)   True  and  correct  copies  of  all  Existing   Leases
      together  with true and  correct  copies of any  written  amendments  or modifications  or other  agreements with respect to, or relating to, the
      Existing  Leases,  and written  disclosure of any oral  agreements  with
      respect  to,  or  relating   to,  the  Existing   Leases   (collectively
      "Supplemental Lease Agreements");

                  vii)  A schedule  ("Commission  Schedule"),  of all leasing, rental,  brokerage  or other  commissions,  charges or fees payable with respect  to any of  Existing  Leases  ("Commissions"),  if any,  setting forth with  respect to each of the  Commissions  the  identities  of the
      Existing Leases to which the Commissions  pertain, the identities of the parties to whom the Commissions are payable,  the amounts and methods of payment of the  Commissions,  whether any  Commissions  are payable upon renewals or extensions of the term of any Existing  Leases,  whether any
      Commissions  are payable upon the  expansion of any premises  covered by any  Existing  Leases,  and the  formula  for  computing  and the dollar amount  of  the  Commissions  payable  with  respect  to  extensions  or renewals of the terms of, or expansion  of the premises  covered by, any
      Existing Leases;

                  viii) True,  correct  and  complete  copies  of all  written materials and other agreements pertaining to any of the Commissions; and

                  ix)   A copy of any  policy  of title  insurance  issued  in
      favor  of  Seller,  together  with  legible  copies  of all  instruments referenced therein.

            (c)   Buyer shall have until ninety (90) days after the  Effective
Date ("Due Diligence  Date") in which to examine and investigate the Property, and to determine  whether the Property is suitable and  satisfactory to Buyer.
In the  event  that  Buyer  shall  determine,  in  Buyer's  sole and  absolute judgment  and  discretion,  that the Property is in any manner  unsuitable  or unsatisfactory  to Buyer,  then Buyer shall have the right, at Buyer's option, to terminate  this  Agreement by giving written notice thereof to Seller on or before the Due Diligence  Date, in which event ONE HUNDRED AND NO/100  DOLLARS
($100.00) of the Earnest  Money shall be delivered to Seller as  consideration for Seller's  execution of and entry into this  Agreement.  The balance of the
Earnest  Money  shall be refunded to Buyer  immediately  upon  request and all rights and obligations of the parties under this Agreement  shall expire,  and this  Agreement  shall become null and void.  Seller  acknowledges  that Buyer
will  expend  time,   money  and  other   resources  in  connection  with  the
examination  and  investigation  of the Property  hereinabove  described,  and that,  notwithstanding  the fact  that  Buyer  may  terminate  this  Agreement pursuant to this paragraph,  such time,  money and other  resources  expended, together  with the  payment of the portion of the  Earnest  Money  hereinabove described  to be  paid  to  Seller  in the  event  of a  termination  of  this
Agreement,  constitute good, valuable,  sufficient and adequate  consideration for  Seller's  execution  of and entry  into this  Agreement.  If Buyer  gives
Escrow Agent notice of Buyer's  having  elected to  terminate  this  Agreement pursuant to this  subparagraph  (c),  then:  (i) Escrow Agent shall be, and is hereby, absolutely,  unconditionally and irrevocably authorized,  directed and instructed  to disburse  the Earnest  Money as set forth in this  subparagraph
(c) immediately upon receipt of a copy of such notice,  without any inquiry as to the propriety,  effectiveness or timeliness of such termination and without the requirement of any further  authorization,  direction or instruction  from either  Seller or Buyer;  and (ii) Seller  covenants  and agrees not to delay, hinder or impede in any manner  whatsoever  the  disbursement  of the  Earnest
Money as set forth in this subparagraph (c).

      10.   Prorations and Adjustments to Purchase Price.

            (a)   The  following  prorations  and  adjustments  shall  be made between  Buyer and Seller at Closing,  or thereafter if Buyer and Seller shall agree:

                  i)    All  city,  state  and  county  ad  valorem  taxes and
      similar  impositions  levied or imposed  upon or  assessed  against  the
      Property  ("Taxes"),  for the  year in  which  Closing  occurs  shall be prorated as of the  Closing  Date.  In the event  Seller has paid only a portion of the Taxes billed for the year in which Closing  occurs due to the  pendency  of a protest of such  Taxes,  then,  in  connection  with
      Closing,  Seller  shall  deposit  with Escrow  Agent an amount  equal to
      Seller's  pro  rata  share  of  the  resulting  underpayment.  Any  such deposit  with  Escrow  Agent  shall be held in escrow  by  Escrow  Agent
      pending  final   resolution   of  such   protest,   pursuant  to  escrow
      instructions  reasonably  acceptable  in form and  substance  to  Buyer,
      Seller,  Escrow Agent and their respective  counsel.  In the event that, after the Closing Date,  any additional  Taxes are levied,  imposed upon or assessed  against the Property for periods prior to the Closing Date,
      Buyer shall give Seller written  notice of such Taxes,  and Seller shall be responsible for payment of such  additional  Taxes in full within the time fixed for payment  thereof  and before the same become  delinquent.
      Without  limiting the  obligations of Seller pursuant to the immediately preceding  sentence,  Seller shall, and does hereby,  indemnify,  defend and hold Buyer  harmless  from and  against  any such  additional  Taxes
      (including all interest and penalties  assessed or imposed in connection therewith) relating to periods prior to the Closing Date.

                  ii)   It is agreed by and  between  the Buyer and the Seller
      that during the Option Period, new and additional  assessments or levies may be imposed  upon or  assessed  against  the  Property as a result of development  activities  undertaken by the proposed  Buyer or undertaken by the  Seller  on  behalf  of and  with  the  agreement  of the  Buyer.
      Therefore,  with respect to all development  related  assessments,  such charges shall be paid by the Buyer.  Such payments,  if any, made by the
      Buyer will not be  credited  against the  Purchase  Price or prorated on
                 ---
      the Date of  Closing.  As to all  other  assessment  levied  against  or
      imposed  upon  or  assessed   against  the  property   pursuant  to  any
      declaration  of  covenants  effecting  the  Property  during  the Option
      Period,  such  assessments  shall be prorated as of the closing  date of the real estate transaction contemplated in this Agreement.

                  iii)  All  utility  charges  for  the  Property  (including,
      without  limitation,   telephone,   water,  storm  and  sanitary  sewer,
      electricity,  gas and waste  removal to the extent  such  utilities  are available on the  Property as of the Closing  Date) shall be prorated as of the Closing  Date).  All transfer  fees  required with respect to any such utility shall be paid by or charged to Buyer,  and the Seller shall be  credited  with any  deposits  transferred  to the  account of Buyer;
      Provided,  however,  that at either party's  election any one or more of such utility  accounts  shall be closed as of the Closing Date, in which event  Seller  shall be  liable  and  responsible  for all  charges  for service  through the Closing  Date and shall be entitled to all deposits theretofore  made by Seller  with  respect  to such  utility,  and Buyer shall be  responsible  for reopening and  reinstituting  such service in
      Buyer's  name,  and  shall be  responsible  for any  fees,  charges  and deposits required in connection with such new account.

                  iv)   All rents  (including  base rent,  percentage rent and
      all  other  rentals),   payments  for  taxes,  payments  for  insurance,
      payments for common area  maintenance  charges,  payments for  operating expenses  and other  payments  on account of  financial  obligations  of tenants  under the Existing  Leases  ("Tenant  Financial  Obligations"),
      which have  actually  been paid as of the Closing Date shall be prorated as of the  Closing  Date.  In the event  that,  at the time of  Closing, there  are any  past due or  delinquent  Tenant  Financial  Obligations,
      Buyer  shall  have  the  exclusive  right,  but not the  obligation,  to collect such past due or delinquent  Tenant Financial  Obligations,  and shall remit to Seller its pro-rata  share  thereof,  to the extent,  and only to the extent,  that the  aggregate  amount  received by Buyer from
      each  such  tenant  owing  past  due  or  delinquent   Tenant  Financial
      Obligations  exceeds  the sum of:  (i) the  aggregate  Tenant  Financial
      Obligations  payable  by such  tenant  for  periods  from and  after the
      Closing  Date;  and (ii) any amounts  expended by Buyer to collect  such past due or delinquent  Tenant Financial  Obligations.  Buyer shall have no obligation  to collect or enforce  collection of any such past due or delinquent  Tenant Financial  Obligations from or against any tenant. In the event that any Tenant  Financial  Obligations  paid by tenants under the Existing  Leases shall be based upon estimates of actual amounts due and are subject to  subsequent  adjustment  with the tenant,  Seller and
      Buyer shall make between  themselves any equitable  adjustment  required by reason of any such subsequent  adjustment with the tenant at the time of such subsequent  adjustment.  In the event that any Tenant  Financial
      Obligations  payable  by  tenants  under the  Existing  Leases  shall be payable  after  Closing for periods  prior to Closing,  Seller and Buyer shall make  between  themselves  any  equitable  adjustment  required by reason of such payments at the time of actual payment.  Further,  in the event that,  subsequent  to Closing,  Seller  receives  any  payments of
      Tenant  Financial  Obligations  due from tenants under Existing  Leases,
      Seller  shall  properly  endorse  such  payments  to  Buyer,  and  shall promptly forward such payments to Buyer.

                  v)    Buyer  shall  receive a credit  against  the  Purchase
      Price  in the  amount  of  all  security  deposits  and  other  deposits
      (whether  or not  refundable)  paid by tenants and Seller  shall  retain such  funds  free  and  clear  of any  and  all  claims  on the  part of tenants.  Buyer shall be  responsible  for  maintaining  as deposits the aggregate  amount so credited to Buyer in accordance with the provisions of the Existing Leases relevant thereto.

                  vi)   Any other  items  which are  customarily  prorated  in
      connection  with the  purchase  and sale of  properties  similar  to the
      Property shall be prorated as of the Closing Date.

In the event that the amount of any item to be  prorated  is not  determinable at the time of Closing,  such proration shall be made on the basis of the best available  information,  and the parties shall  re-prorate  such item promptly upon  receipt  of the  applicable  bills  therefore  and  shall  make  between themselves  any  equitable  adjustment  required  by reason of any  difference between the estimated  amount used as a basis for the proration at Closing and the actual  amount  subject to  proration.  In the event any prorated  item is due and  payable at the time of  Closing,  the same shall be paid at  Closing.
If any prorated  item is not paid at Closing,  Seller  shall  deliver to Buyer the  bills  therefore  promptly  upon  receipt  thereof  and  Buyer  shall  be responsible  for the payment in full thereof within the time fixed for payment
thereof  and  before  the  same  shall  become   delinquent.   In  making  the
prorations  required by this paragraph,  the economic  burdens and benefits of ownership of the Property for the Closing Date shall be allocated to Seller.

      11.   Title.

            (a)   Seller  covenants  to  convey to Buyer at  Closing  good and marketable  fee simple title in and to the Property.  For the purposes of this
Agreement,  "good and  marketable  fee  simple  title"  shall  mean fee simple ownership  which is: (i) free of all  claims,  liens and  encumbrances  of any kind  or  nature  whatsoever  other  than  the  Permitted  Exceptions,  herein defined;  and (ii)  insurable by Chicago Title  Company of Colorado,  Inc., at then current  standard rates under the standard form of ALTA owner's policy of title  insurance (ALTA Form B-1992),  with the standard or printed  exceptions
therein  deleted,   and  without   exception  other  than  for  the  Permitted
Exceptions  ("Title  Policy").  For  purposes  of  this  Agreement,  the  term
"Permitted  Exceptions"  shall  mean:  (A) current  city,  state and county ad valorem taxes not yet due and payable;  (B) the rights of tenants,  as tenants only, under the Existing Leases;  (C) all certain liens for water  development and sanitary sewer  development;  and (D) all  easements for public utilities, including,  but not limited to, easements for water, sanitary sewer; easements for  electricity  and gas;  easements  for oil  pipelines;  the rights of ways associated  with  Second  Creek  as  it  traverses  the  subject  real  estate property;  any and all rights of way and easements appearing of public record;
(E) any  matters  to which  Buyer  does not  object or with  respect  to which
Buyer waives its objection pursuant to this Agreement.

            (b)   On or  before  thirty  (30) days  from the  Effective  Date,
Seller shall cause to be prepared,  at Seller's expense, and shall cause to be delivered to Buyer's  attorney (as set forth below  Buyer's  execution of this
Agreement), a commitment for the Title Policy ("Title Commitment"),  issued by
Chicago Title of Colorado,  Inc. ("Title  Company"),  committing to insure the
Seller's  conveyance  of the  subject  property  in  the  face  amount  of the
Purchase  Price.  The  delivery of the Title  Commitment  to Buyer's  attorney shall include  legible  photocopies  of all documents  referenced in the Title
Commitment ("Exception Documents").

            (c)   Buyer  shall have until the Due  Diligence  Date in which to examine the Title  Commitment,  the Exception  Documents and the Survey and in
which to give Seller written notice of objections  which render Seller's title less than good and marketable fee simple title.  Thereafter,  Buyer shall have until the Closing  Date in which to  reexamine  title to the  Property  and in which to give Seller written notice of any additional  objections disclosed by such reexamination;  (Provided, however, Buyer shall not have the right in any such  subsequent  notice of  additional  objections  to object to any  matters reflected  in the  original  or an  earlier  version  of the Title  Commitment referenced in Buyer's  original notice or a subsequent  notice of objections).
Seller  shall have until the Closing  Date in which to satisfy all  objections specified in any notice of title  objections  given by Buyer.  If Seller fails so to satisfy any such  objections,  then, at the option of Buyer,  Buyer may:
(i)  terminate  this  Agreement,  in which  event the  Earnest  Money shall be refunded to Buyer  immediately  upon request and all rights and obligations of the parties  under this  Agreement  shall  expire,  and this  Agreement  shall become null and void; or (ii) satisfy the  objections,  after  deducting  from the Purchase  Price the cost of satisfying  such  objections  if, but only if, any such  objections  are based upon a lien,  deed to secure  debt,  mortgage, deed of trust, judgment or other liquidated sum ("Monetary  Encumbrance");  or
(iii) waive such  satisfaction and performance and consummate the purchase and sale of the Property;  or (iv) Seller or Buyer may extend the Closing Date for a period of up to  ninety  (90) days next  following  the  original  scheduled
Closing  Date  to cure  such  objections;  or (v) if,  but  only  if,  (A) any objection  is a Monetary  Encumbrance,  or (B) any  objection  arises or first appears of record  subsequent to the Effective  Date,  and arises  through the act of, or with the consent of,  Seller,  exercise such rights and remedies as may be  provided  for or  allowed  by  this  Agreement.  In  the  event  of an extension  of the  Closing  Date by Buyer  under  clause  (iv),  above,  and a subsequent failure of Seller to cure any objection  specified in any notice of title  objection  given by Buyer,  Buyer may then,  to the extent  applicable, elect among the  alternatives  specified in clauses (i),  (ii),  (iii) and, if applicable, (v), above.

            (d)   Notwithstanding  any  provision  of  this  Agreement  to the
Contrary,   Seller:   (i) shall   deliver  at  Closing  any  affidavit  and/or
indemnification  agreement  sufficient  to cause the Title Policy to be issued without  exception  for parties or tenants in  possession  or for  mechanic's, laborer's or materialman's  liens ("Seller's  Affidavit");  (ii) shall deliver to the Title  Company  and Buyer at  Closing  evidence  in form and  substance satisfactory  to Buyer and to the Title  Company  ("Authority  Documentation")
that  Seller  has the power  and  authority  to  execute  and enter  into this
Agreement  and to consummate  the sale of the  Property,  and that any and all actions  required to  authorize  and approve the  execution  of and entry into this Agreement by Seller,  the performance by Seller of all of Seller's duties and  obligations  under this  Agreement,  and the  execution  and  delivery by
Seller of all  documents  and other items to be delivered to the Title Company or Buyer at Closing have been  accomplished;  (iii) shall deliver at Closing a release or  satisfaction  of any Deed of Trust to secure debt,  mortgage,  and related security instruments  encumbering the Property,  in form and substance satisfactory  to  the  Title  Company  at  closing  ("Release");  and  (iv) if applicable,  shall cause to be  delivered an estoppel  certificate,  issued by the  appropriate  entity under any  declaration of covenants or  restrictions, confirming  that the  Property  is in  compliance  in all  respects  with such declaration  of covenants or  restrictions,  and that there are no  delinquent assessments of any type thereunder ("Estoppel").

            (e)   Notwithstanding  any  provision  of  this  Agreement  to the contrary,  the Grantee (Buyer) shall,  (i) deliver at closing any affidavit or
Indemnification  Agreement  sufficient  to cause the title policy to be issued without  exception  for parties or tenants in  possession  or for  mechanic's, laborer's,  or materialman's liens ("Buyer's  Affidavit");  (ii) shall deliver to the title  company  and Seller at closing  evidence  in form and  substance
satisfactory   to  the   Seller   and  to  the   Title   Company   ("Authority
Documentation")  that Buyer has the power and  authority  to execute and enter into this  Agreement and to consummate  the purchase of the Property,  and any and all other actions  required to authorize the execution and entry into this
Agreement by the Buyer,  the  performance  by Buyer of all Buyer's  duties and obligations  under this Agreement,  and the execution and delivery by Buyer of all  documents  and other items to be delivered to the Title Company or to the
Seller at Closing have been accomplished.

      12.   Survey.  Within  thirty  (30) days next  following  the  Effective
Date,  Seller shall:  (i) cause a surveyor  licensed in the State of Colorado, and  reasonably  acceptable to Buyer,  to prepare a current ALTA Survey of the
Property  ("Survey");   (ii) cause  such  surveyor  to  execute  a  Surveyor's
Certification  in the  form  of that  attached  hereto  as  Exhibit  "D";  and
(iii) cause  twelve  (12)  plats  of  the  Survey  and  an  executed  original counterpart  of such  Surveyor's  Certification  to be  delivered  to  Buyer's attorney.  The Survey is agreed  between  the  parties as the Survey  shall be performed in compliance with the ALTA  specifications  included on Exhibit "D"
attached  hereto  and  incorporated  herein by  reference.  The  Survey  shall depict:  (i) all  information  required to enable the  surveyor to execute and deliver the foregoing-described Surveyor's Certification;  and (ii) the number of acres contained in the Land to the nearest one-one  hundredth (1/100) of an acre.

      13.   Proceedings  at Closing.  On the Closing  Date,  the Closing shall take place as follows:

            (a)   Seller shall  deliver to Buyer the  following  documents and instruments,  duly  executed by or on behalf of Seller,  all of which shall be in form and substance reasonably satisfactory to Buyer and its counsel:

                  i)    A Special Warranty Deed ("Deed"),  in recordable form,
      conveying  the Land and the  Improvements  subject only to the Permitted
      Exceptions;

                  ii)   An   assignment   transferring   and   assigning   the
      Entitlements  and  the  Permits,  including  an  assignment  of the  Tap
      Rights, if any, in recordable form;

                  iii)  The Seller's Affidavit;

                  iv)   If Seller is not a Foreign  Person,  a Certificate and
      Affidavit of Non-Foreign Status;

                  v)    A  Colorado   Department  of  Revenue  Form  DR  1083,
      Information  With Respect to the  Conveyance of a Colorado Real Property
      Interest ("Form 1083");

                  vi)   A    completed    1099-S    request    for    taxpayer
      identification number and certification;

                  vii)  A certificate,  in form and substance  satisfactory to
      counsel  for  Buyer,  to  the  effect  that  the   representations   and
      warranties  of Seller in this  Agreement  are true and correct on and as of the Closing Date;

                  viii) The Authority Documentation;

                  ix)   A Bill  of  Sale,  with  general  warranty  of  title,
      conveying the Personalty;

                  x)    An  Assignment  of  Tenant  Leases,  transferring  and
      assigning the Existing Leases, if applicable;

                  xi)   The Release, if applicable; and

                  xii)  The Estoppel, if applicable.

            (b)   Seller shall  deliver to Buyer the following  items,  if the same have not been previously delivered by Seller to Buyer:

                  i)    The executed  originals of the Existing Leases and the
      Supplemental Lease Agreements;

                  ii)   The originals, if any, of the Permits; and

                  iii)  The originals of all books,  records,  correspondence, memoranda,  reports  and other  information  and data  pertinent  to the continued use, occupancy and operation of the Property.

            (c)   Buyer shall pay the remainder of the Purchase  Price,  after crediting  the  Earnest  Money  Deposit  and  Option  Payments  and making the adjustments  and  prorations  provided  for in this  Agreement,  to  Seller in accordance  with  the  provisions  of  this  Agreement.  If  required  by  the withholding  requirements  described in subparagraph (a)(v), above, the Escrow
Agent and Title Company shall be entitled to withhold the  applicable  portion of the Purchase  Price,  and to submit such  portion of the Purchase  Price to the Colorado Department of Revenue.

            (d)   The Title  Company  shall  irrevocably  commit to insure the
Title Policy, without exception other than for the Permitted Exceptions.

      14.   Costs of Closing.  Seller shall pay all recording  costs and other costs  relating to any title  clearance  documents,  the premium for the Title
Policy,  the charges for the  Survey,  and  Seller's  attorneys'  fees.  Buyer shall pay all transfer taxes and recording  costs relating to the  recordation of the Deed and Buyer's  attorneys'  fees. All other costs and expenses of the transaction  contemplated  hereby  shall be borne by the party  incurring  the same.

      15.   Warranties,  Representations,  and  Additional  Covenants  of the
Buyer. As of the Effective Date, Buyer or Grantee  represents,  warrants,  and covenants  to  Seller,  knowing  that  the  Seller  is  relying  on each  such representation, warranty, and covenant that:

            (a)   Hastings Holding Corporation is a Colorado  corporation duly organized,  validly existing, and in good standing under the laws of the State of Colorado and  authorized to transact its business in the corporate  form in the State of Colorado.

            (b)   Buyer has the lawful right, power, authority,  and financial capacity to purchase the property in  accordance  with the terms,  provisions, and conditions of this Agreement.

            (c)   There are no  actions,  suits,  or  proceedings  pending  or threatened  against or  affecting  the ability of the Buyer or which  question the validity or  enforceability  of this Agreement.  The Buyer  represents and warrants  that it is not  subject  to any  action in any  court or before  any governmental  authority,  domestic or foreign,  which would  prevent or impede the  required  performances  of the Buyer  under and  pursuant to the terms of this Agreement.

            (d)   The  execution  of  and  entry  into  this  Agreement;   the
execution  and delivery of the documents  and  instruments  to be executed and delivered  by the Buyer on the closing  date,  and, the payment of all amounts due  hereunder  this  Agreement  by  virtue of the  Buyer  entering  into this
Agreement  and  the  performance  by the  Buyer  of  the  Buyer's  duties  and obligations  under  this  Agreement  and  of  all  other  acts  necessary  and appropriate  for  the  full  consummation  of the  purchase  of  the  property contemplated  by and provided for in this  Agreement,  are consistent with and not in  violation  of, and will not create any adverse  condition  under,  any contract,  agreement,  other  instrument  to which the  Buyer is a party,  any judicial  order or  judgment  of any nature by which the Buyer is bound;  and, this  Agreement,  and the  covenants  and  agreements  of the Buyer under this
Agreement,  are the valid and binding obligations of the Buyer and enforceable in accordance with their terms.

            (e)   All   corporate   action   has  been   taken  by  the  Buyer
authorizing  and  approving  the  execution of and entry into this  Agreement.
The  Buyer  will  deliver  to  Seller's  counsel  on or about  the date of the execution of this Agreement their Corporate Resolutions  authorizing the Buyer to enter  into this  Agreement.  In  addition,  and not in  limitation  of the above,  the  execution  and  delivery  by  the  Buyer  of  the  documents  and instruments  to be executed and delivered by the Buyer on the Closing Date, as well as the payments  required under this contract and the  performance by the
Buyer of the Buyer's  duties and  obligations  in entering into this Agreement and the  performance  of all other  acts  necessary  and  appropriate  for the consummation  of the purchase of the property as  contemplated by and provided for this Agreement has been ratified and approved by the Buyer's  Stockholders and Board of Directors and may be relied upon by the Seller in executing  this
Agreement.

            (f)   On  the  closing  date,   either:   (i)  There  will  be  no
indebtedness to any contractor,  laborer,  mechanic,  material man, architect, engineer,  or any other  person for work,  labor,  or  services  performed  or rendered,  or for  materials  supplied or furnished,  in  connection  with the property  for which any such person or entity  could claim a lien  against the property;  or,  (ii) the Buyer will  provide at closing  such  assurances  and collateral  therefore as the  Seller's  Title  Insurer  requires to insure the
Seller's title to the property without exception.

            (g)   Buyer  hereby  acknowledges  and  represents  that as of the
Closing  Date the Buyer will have  thoroughly  investigated  all  elements and constituents of the property.  The Buyer  acknowledges  that as of the closing date it will have examined and is therefore  familiar  with all  underlying or applicable leases,  licenses, uses, permits, and environmental issues, if any, relating in any manner to the property being  purchased.  The Buyer, as of the
Closing Date  acknowledges,  represents,  and warrants that it will be relying
upon  its  own  judgment  and  decision  in  closing  the  within   referenced
transaction.

            (h)   The Buyer  acknowledges  and agrees  that as of the  Closing
Date it has had the  opportunity to make all  inspections  and  investigations and has been  furnished  with all  information  necessary  to make an informed decision to purchase the property in accordance  with the terms and provisions of this  Agreement  and for the Purchase  Price  recited in Paragraph  3(c) of this  Agreement.  Having  conducted  said due  diligence  investigations,  the
Buyer is satisfied with the results thereof and as of Closing,  the Buyer will be  satisfied  with the  results  thereof and  therefore  desires to close the purchase and sales  transaction in accordance with the terms and provisions of this Agreement.

            (i)   The  Buyer  acknowledges  and  agrees  that  it has  had the opportunity  and  benefit  of  accounting  and legal  counsel  in  helping  it formulate  its  decision to enter into this  Agreement  and close the purchase and sale transaction in the manner and form contemplated by this Agreement.

            (j)   The Buyer  represents  and warrants that it is not under any legal disability nor is there any litigation,  tax proceeding,  administrative proceeding,  claim, or liability  which would prevent it from  voluntarily and knowingly  entering  into this  Agreement  in an informed  and  business  like manner and closing the transaction contemplated in this Agreement.

            (k)   The Buyer  represents  and warrants  that it is  financially capable  of  completing  the  obligations  of the Buyer in a timely  manner as required in this Agreement.

            (l)   Buyer  will not cause or  knowingly  permit any action to be taken which will cause any of the foregoing  representations,  warranties,  or covenants of the Buyer to be untrue or unperformed  on the Closing Date;  and,
Buyer will not cause or  knowingly  permit any  actions to be taken which will cause any of the  conditions set forth in Paragraph 16 below to be unsatisfied or unperformed on the closing date.

            (m)   Buyer will  deliver on the Closing  Date all  documents  and instruments  required by this  Agreement  and perform  all acts  necessary  or appropriate  for the purchase and sale of the property as contemplated in this
Agreement.

                  Because of the length of term of this Option Agreement,  the
Buyer shall be required to  recertify  to Seller each of its  Representations,
Warranties and Covenants  contained  herein each year in conjunction  with the annual payment of the Option  Payment  required under the terms and provisions of this Option Agreement.

      16.   Sellers'  Representations,  Warranties,  and Additional Covenants.
As  of  the  Effective  Date,  the  Seller/Grantor,  Broncucia  Investment,  a
Colorado General Partnership,  represents,  warrants and covenants to and with the Buyer,  knowing  that the Buyer is  relying  on each such  representation, warranty, and covenant that:

            (a)   To the actual knowledge of Seller,  there are no prepaid tap rights and other rights with regard to water and sewer taps  pertaining to the
Property ("Tap Rights").  However,  both the Seller and the Buyer acknowledge, understand,  and agree that the Seller has granted to the South  Adams  County
Water and Sanitation  District a permanent  easement which crosses the land of the  Buyer  and  which  is the  subject  matter  of this  transaction  for the installation  and maintenance of the sanitation  sewer main line. In addition, the  Buyer  upon  Seller's  behalf  at this  point  in time has  committed  to participate in the FRICO Water Project  initiated by the South Adams Water and
Sanitation  District in conjunction with the Northern  Infrastructure  General
Improvement District in Adams County.

            (b)   The  Sellers  acknowledge  and agree  that they have had the
opportunity   and  benefit  of  accounting  and  legal  counsel  helping  them formulate  their  decision to enter into this Agreement and close the purchase and sale transaction in the manner and form contemplated by this Agreement.

            (c)   The Seller  represents and warrants that it is not under any legal disability nor is there any litigation,  tax proceeding,  administrative proceeding,  claim, or liability  which would prevent it from  voluntarily and knowingly  entering  into this  Agreement  in an informed  and  business  like manner and closing the transaction contemplated in this Agreement.

            (d)   Seller is a Colorado  general  partnership,  duly organized, validly  existing  and in  good  standing  under  the  laws  of the  State  of
Colorado,  and  Seller is  authorized  to  transact  business  in the State of
Colorado.

            (e)   Seller has the lawful right,  power,  authority and capacity to sell the Property in accordance  with the terms,  provisions and conditions of this Agreement.

            (f)   There  are no  actions,  suits  or  proceedings  pending  or threatened  against, by or affecting Seller which affect title to the Property or which question the validity or  enforceability  of this Agreement or of any action  taken by Seller  under  this  Agreement,  in any  court or before  any governmental authority, domestic or foreign.

            (g)   The  execution  of  and  entry  into  this  Agreement,   the
execution  and delivery of the documents  and  instruments  to be executed and delivered  by Seller on the Closing  Date,  and the  performance  by Seller of
Seller's  duties and  obligations  under this  Agreement and of all other acts necessary and appropriate  for the full  consummation of the purchase and sale of the Property as  contemplated  by and provided for in this  Agreement,  are consistent  with and not in  violation  of, and will not  create  any  adverse condition under,  any contract,  agreement or other instrument to which Seller is a party,  any  judicial  order or judgment of any nature by which Seller is bound;  and this  Agreement,  and the covenants and agreements of Seller under this Agreement,  are the valid and binding obligations of Seller,  enforceable in accordance with their terms.

            (h)   All action  required  under the  Partnership  Agreement  has been taken by Seller  authorizing  and  approving  the  execution of and entry into this  Agreement,  the  execution  and delivery by Seller of the documents and  instruments  to be executed and  delivered by Seller on the Closing Date, and the performance by Seller of Seller's  duties and  obligations  under this
Agreement  and  of  all  other  acts   necessary  and   appropriate   for  the
consummation  of the purchase and sale of the Property as  contemplated by and provided for in this Agreement.

            (i)   Seller  has  "good  and  marketable  fee  simple  title"  as defined  in  Paragraph  (11)  of  this  Agreement  subject  to  the  permitted exceptions  likewise  defined in Section (11a) of this Agreement.  Seller owns all  of the  Personalty  existing  on  the  subject  premises  subject  to the exceptions  set  forth  in  Schedule  1(c) of this  contract  relating  to the
Lessee's Personalty.  None of the Personality owned by Seller is leased.

            (j)   On  the  Closing  Date,   either:   (A)  there  will  be  no
indebtedness to any contractor,  laborer,  mechanic,  materialman,  architect, engineer  or any  other  person  for  work,  labor or  services  performed  or rendered,  or for  materials  supplied or furnished,  in  connection  with the
Property for which any such person  could claim a lien  against the  Property;
or (B)  Seller  will  provide  at  Closing  such  assurances,  and  collateral therefore,  as Buyer's title insurer  requires to insure  Buyer's title to the
Property without exception therefore.

            (k)   Except  as  disclosed  on  Schedule  16(k),  to  the  actual knowledge  of  Seller,  there  are no  encroachments  on  the  Land,  and  the
Improvements are situated entirely within the boundaries of the Land.

            (l)   Except as disclosed on Schedule  16(l),  the Property is not subject  to any use,  development  or  occupancy  restrictions  (except  those imposed by applicable  zoning and  subdivision  laws and  regulations  and the
Existing  Leases),  special  taxes and  assessments  or utility  "tap-in" fees
(except those  generally  applicable  throughout the tax district in which the
Property is located),  or charges or restrictions,  whether existing of record or arising by operation of law, unrecorded  agreement,  the passage of time or otherwise (other than the Permitted Exceptions).

            (m)   Seller  will pay or cause to be paid  promptly  when due all city,  state and county ad valorem  taxes and similar  taxes.  The Buyer shall pay all  sewer  and  water  development  charges  and all  other  governmental charges  levied or imposed upon the subject  Property or assessed  against the
Property  by  reasons  of the  inclusion  of the  Property  into the  Northern
Infrastructure  General  Improvement  District  and/or the South Adams  County
Water and Sanitation  District.  However,  and to the extent this Agreement is terminated,  the Buyer shall assign any and all rights,  title and interest in and to said  Agreements  with the South  Adams  County  Water  and  Sanitation
District and the Northern  Infrastructure  General Improvement District to the
Seller and the Seller  shall  reimburse  the Buyer for all charges paid by the
Buyer  during  the term of this  Option  Agreement  and  relating  to  charges actually paid by the Buyer by reason of the subject Property's  inclusion into the Special  Improvement  Districts  referenced herein.  With the exception of development  charges as the  terminology  is defined  in this  paragraph,  the
Seller  will  pay or  cause  to be paid  all  expenses  incurred  in the  use, occupancy,  and operation of the Property  between the effective  date of this
Agreement and the Closing date.

            (n)   Except  as  disclosed  on  Schedule  16(n)  and to the  best information  and  knowledge  of the  Seller,  (i) no  portion  of the  Land is located  within any  Special  Flood  Hazard  Area  designated  by the  Federal
Emergency  Management Agency, or in any area similarly designated by an agency of any other  governmental  authority;  (ii) no  portion of the Land meets the definition of "wetlands" as codified at 40 C.F.R.  part 230.3(t),  or has been similarly  designated by any agency of any governmental  authority;  and (iii)
no portion of the Land constitutes  "wetlands" that have been filled,  whether or not pursuant to appropriate permits.

            (o)   To the best  knowledge  and belief of Seller,  no portion of the Land is subject to any other  classification,  designation  or preliminary determination  of any agency of any  federal,  state or local  government,  or pursuant to any  federal,  state or local law,  which would  restrict the use, development,  occupancy  or  operation  of the  Property,  including,  without limitation,  any designation or classification  as an archeological  site, any classification  or  determination  under the  Endangered  Species  Act, or any designation as an historical site.

            (p)   With the exception of those uses,  development and occupancy restrictions  listed on Schedule 16(p) attached hereto and incorporated herein by reference and subject to those  utility  tap-in fees,  development  charges and other  expenses  attributable  to the inclusion of the subject real estate property into the Northern  Infrastructure  General  Improvement  District and
the South Adams County Water and Sanitation  District and the City of Commerce
City,  Colorado,  to the  best,  knowledge  and  belief  of the  Seller of the
Property is not subject to any use,  development,  or  occupancy  restrictions either  existing  of record or arising  by  operation  of the law,  unrecorded agreement,  the  passage  of time,  or  otherwise  (other  than the  Permitted
Exceptions) except as disclosed on Schedule 16(r).

            (q)   Except as  disclosed  on  Schedule  16(q) no  portion of the
Property is used or, during the period of Seller's  ownership of the Property,
has  been  used  for  the  storage,  processing,   treatment  or  disposal  of
Pollutants;  to the actual knowledge of Seller, no portion of the Property has been used for the storage,  processing,  treatment  or disposal of  Pollutants prior to the period of Seller's ownership of the Property;  no Pollutants have been placed in the  Improvements  during the period of Seller's  ownership  of the  Property;  to the actual  knowledge of Seller,  the  Improvements  do not contain,  nor have they ever  contained,  Pollutants;  no Pollutants have been released,  introduced,  spilled, discharged or disposed of, nor has there been a  threat  of  release,  introduction,  spill,  discharge  or  disposal  of  a
Pollutant,  on,  in, or under  the  Property  during  the  period of  Seller's ownership  of the  Property  or, to the actual  knowledge  of Seller,  anytime prior  thereto;  there  are no  pending  claims,  administrative  proceedings, judgments,  declarations or orders, whether actual or threatened,  relating to the presence of Pollutants  on, in or under the  Property;  the Property is in compliance  with all federal,  state and local laws,  regulations,  orders and requirements  regarding the regulation of Pollutants;  to the actual knowledge of Seller, no Pollutants have been released,  introduced,  spilled, discharged or  disposed  of on, in or under any  adjacent  property;  and,  to the actual knowledge of Seller,  there are no underground  storage tanks located on or in the Property.  As used in this Agreement,  "Pollutants"  means any material or substance,  or  combination  of  materials or  substances,  which by reason of quantity,  concentration,  composition,  or characteristic is or in the future becomes  regulated under any federal,  state or local  environmental or common law, rule, regulation,  ordinance or requirement,  as may be amended, replaced or  superseded,  and shall  include,  without  limitation:  (i) any  hazardous
substance   as   defined   by  the   Comprehensive   Environmental   Response,
Compensation and Liability Act, 42 U.S.C.A.ss.9601 et seq.;  (ii) any material identified  as a  hazardous  waste  under the Solid  Waste  Disposal  Act,  as amended by the Resource  Conservation and Recovery Act, 42 U.S.C.A.ss. 6901 et
seq.;  (iii) any  material regulated as a toxic pollutant as defined under the
Federal  Water  Pollution  Control Act, 33 U.S.C.A.ss. 1251 et seq.;  (iv) any
hazardous  substance  or toxic  pollutant as defined  under the Federal  Water
Pollution  Control  Act,  33  U.S.C.A.ss. 1251  et  seq.;  (v)  any  hazardous substance  as defined by the Oil  Pollution  Act, 33 U.S.C.A.ss. 2701 et seq.;
(vi) any  hazardous  air pollutant as defined under the Federal Clean Air Act,
42 U.S.C.A.ss. 7401 et seq.;  (vii) any substance  regulated under the Federal
Insecticide,  Fungicide and Rodenticide Act, 7 U.S.C.A.ss. 135 et seq.; (viii)
a special  nuclear or  byproduct  material  within  the  meaning of the Atomic
Energy Act, 42 U.S.C.A.ss. 2014 et seq.;  and (ix) any material or  substance, or combination of materials or substances displaying any explosive,  volatile,
radioactive,    toxic,   corrosive,    flammable,    ignitable   or   reactive
characteristic or which may cause a nuisance,  injury,  harm or degradation to human health, welfare or the environment.

            (r)   To  the  actual  knowledge  and  belief  of the  Seller  the subject real estate property is zoned as follows:

                  A. The  Property  shall be zoned  Planned  Unit  Development
(PUD) with the following uses assigned:

                  i)    The Second Creek  Raceway shall be granted a five-year
Conditional  Use Permit as a component  of the PUD with  specific  performance standards  outlined  in  Exhibit  "B").  At the  end of the  five  years,  the racetrack  operator may apply for renewal of said  conditional  use;  however, the CITY is under no obligation to grant the same as public  hearings shall be held at that time to determine any extension of the conditional use.

                  ii)   The  Rocky  Mountain   Speedway  shall  be  granted  a
five-year  Conditional  Use  Permit as a  component  of the PUD with  specific performance  standards  outlined  in  Exhibit  "B").  At the  end of the  five years,  the racetrack  operator may apply for renewal of said conditional use;
however,  the CITY is under no obligation to grant the same as public hearings shall be held at that time to determine any extension of the conditional use.

                  iii)  Failure  to  comply  with  the  specific   performance
conditions of the  Conditional Use Permits as described in Exhibit "B" granted to Second Creek Raceways and Rocky Mountain  Speedway may result in revocation of the respective Conditional Use Permits.

                  iv)   Areas not  utilized on the subject  Property by either
Conditional  Use Permit shall be allowed to conduct any use presently  defined as a Use by Right in the  Agricultural  Zone  District  of the  Commerce  City
Zoning  regulations  as in  effect  at  the  time  of  annexation  and  zoning
contemplated  by  this  Agreement.   Any  other  desired  uses  shall  not  be
conditions of this  Agreement  and shall be subject to the rules,  regulations and  procedures  of  the  ordinances  of  the  CITY.  Uses  of an  interim  or temporary  nature must be submitted for review by the Planning  Commission and approval  by City  Council  under  the PUD  provisions  of the  zoning of this
Property.

                  B.    The PUD uses  assigned in Section 6.A.  above shall be
allowed to operate as long as the Property is used for  agricultural  purposes and as  authorized  by the  Conditional  Use  Permits.  At  such  time  as the
Conditional  Use Permits  expire and/or the Property is  redeveloped  for uses other than those  assigned in Section  6.A. of this  agreement,  the  Property owner or authorized  representative  may file a PUD Final  Development  Plan -
Redevelopment  Plan.  Said plan shall conform to the PUD standards of the City
Zoning  Ordinance  and shall allow only  residential  and  commercial  uses as provided  for by the Commerce  City Zoning  Ordinance in effect at the time of execution  of this  agreement as shown on attached  Exhibit  "C",  except that machinery  and trailer  sales are excluded uses and auto sales and auto repair are uses which  must be  specifically  applied  for and  approved  by the City
Council.

                  Any use or reuse of the  Property  other  than as allowed in
Section  6.A.  of this  agreement  shall be subject to review by the  Planning
Commission  and  approved  by  City  Council  as an  amendment  to  the  Final
Development Plan - Redevelopment Plan.

                  C.    Annexor  acknowledges  the proximity of the New Denver
Airport to the  Property and  covenants  and agrees that no  residential  uses shall be developed,  allowed,  or approved on this Property or portion thereof identified as being within the 60 LDN noise contour area.

                  D.    Any  license  applications  for the sale of  liquor or
fermented  malt beverages on the Property shall be filed and considered by the
City pursuant to law.
Note:  (The uses above delineated are due to expire in November of 2004.)
====

            (s)   The Land constitutes  either a previously  subdivided lot in compliance with applicable  subdivision  regulations and similar  governmental requirements,  or  was  created  in a  manner  not  subject  thereto;  and  no subdivision filing or approval or similar  governmental  filing or approval is required  as a  condition  precedent  to the  conveyance  of the  Land  on the effective date of this contract.

            (t)   The  Property  is  not  and  has  not  been  subject  to any exemption  from real property  taxes that will result in imposition of any tax or penalty  upon the  transfer of title at Closing or any change in use of the
Property.

            (u)   The   improvements   on  the   subject   Property   are  not
constructed,  occupied, used or operated in violation of and are not otherwise in  violation  of, and  Seller has  received  no notice of any  violations  or potential violation of any, zoning, building,  health,  environmental or other laws,  codes,  ordinances,  regulations,  orders or  requirements of any city, county, state or other governmental  authority having jurisdiction thereof, or
any  private   restrictive   covenants   affecting  the   Property;   and  all
certificates,  licenses,  permits,  authorizations,   consents  and  approvals
required by any such governmental  authority for the continued use,  occupancy and operation of the Property have been  obtained,  are paid for, and are free of restrictions.

            (v)   Except as disclosed on Schedule  16(v) there are no pending, threatened or contemplated  condemnation  actions involving all or any portion of the Property;  and, to the best of Seller's actual knowledge,  there are no existing,  proposed  or  contemplated  plans to widen,  modify or realign  any public rights-of-way located adjacent to any portion of the Land.

            (w)   To the best of Seller's  knowledge and belief,  no utilities other than  electricity,  gas,  and  telephone  are  available  on the subject property.  To the best of  Seller's  knowledge  and  belief,  other  utilities including,  but not limited to water,  storm  sewer and  sanitary  sewer,  and cable  television may become  available on the Land through private  easements or properly  dedicated public easements in capacities  sufficient to serve and operate the Property at some point in the future.

            (x)   To  the  best  of  Seller's  actual   knowledge,   with  the
exception  of the  possibility  that  access to the  subject  property  may be limited or restricted  with respect to the use of Buckley Road, to the best of
Seller's  knowledge and belief adequate access to the Land is accorded through
88th Avenue.

            (y)   There  are no  management,  maintenance,  service  or  other contracts with respect to the Property.

            (z)   The  Improvements  located on the subject Property are being sold in their "as is" condition as the same exists on the date of Closing.

            (aa)  Seller  is not a party to any  agreement  of any kind  which deals  with  wages,  conditions  of  employment,  benefits  or  other  matters
affecting   the   employer/employee   relationship   with  any  union,   labor
organization  or employee  group;  there are no  controversies  pending or, to the actual  knowledge  of Seller,  threatened,  between  Seller and any union, labor  organization or employee group  representing,  or seeking to represent, any of  its  employees;  there  has  been  no  attempt  by  any  union,  labor organization  or employee  group to organize any of Seller's  employees at any time  during the  period of  Seller's  ownership  of the  Property  or, to the actual  knowledge of Seller,  any time prior thereto;  and Seller has complied in  all  material  respects  with  all  applicable  governmental  requirements relating  to wages,  hours,  health and  safety,  payment  of social  security withholding and other taxes,  maintenance of workers' compensation  insurance, labor and employment relations and employment discrimination.

            (bb)  Between the date hereof and the Closing  Date,  Seller:  (i)
shall  comply with all  obligations  of the "lessor" or  "landlord"  under the
Existing Leases and any Supplemental Lease Agreements;  (ii) shall continue to carry and  maintain in force all  existing  policies  of  casualty  and public liability  insurance  with  respect to the  Property;  (iii) shall not make or enter  into any new  lease  or  other  agreement  for the  use,  occupancy  or possession  of all or any  part of the  Property  without  the  prior  written approval  of  Buyer,  which  approval  may be  withheld  in  Buyer's  sole and absolute  discretion;  and (iv) shall not enter into any brokerage  commission or fee  agreement or  arrangement  with respect to any Existing  Lease without the prior written approval of Buyer.

            (cc)  The Existing  Leases  scheduled  and  identified on the Rent
Schedule  attached  hereto are the only  leases or other  agreements  for use, occupancy or possession  presently in force with respect to all or any portion of the Property.

            (dd)  The  Existing  Leases  are all  presently  in full force and effect,  have not been modified,  supplemented or amended,  and are the entire agreement  between  Seller and the "lessees" or "tenants"  thereunder;  Seller has fully and  completely  performed all of the duties and  obligations of the
"lessor" or  "landlord"  under the  Existing  Leases  arising on or before the date hereof;  there are no obligations of the "lessor" or "landlord" under any of the Existing Leases to make or to pay for any improvements,  alterations or additions  to the  premises  covered  thereby;  with  the  exception  of those matters listed on Schedule  16(dd)(1)  attached hereto.  There are no defaults by the  "lessees"  or  "tenants"  under  any of the  Existing  Leases,  or any existing  conditions that could become defaults with the passage of time; with the exception of these tenant payments reflected as Schedule 16(dd)(2),  there are no  rentals  which have been paid under any of the  Existing  Leases  more than one (1) month in advance;  there are no rent concessions or off-sets with respect to any of the Existing  Leases;  with the  exception of those  matters set  forth  on  Schedule  16(dd)(3)  there  are no  options  in  favor  of the
"lessees"  or "tenants"  under any of the  Existing  Leases to purchase all or any portion of the Property;  with the  exception of those matters  identified on  Schedule  16(dd)(4)  there are no  options  in favor of the  "lessees"  or
"tenants"  to renew or extend the term of any of the Existing  Leases,  except as  expressly  set  forth  on the  Rent  Schedule;  and  all of the  foregoing representations  and warranties  shall be true and correct with respect to the
Existing  Leases  and  any  Supplemental  Lease  Agreements  on  and as of the
Closing Date.

            (ee)  All  information  and data furnished by Seller to Buyer with respect to the Property will be true, correct,  complete and not misleading in any material respect.

            (ff)  Seller will not cause or  knowingly  permit any action to be taken which will cause any of the  foregoing  representations,  warranties  or covenants to be untrue or  unperformed  on the Closing  Date;  and Seller will not cause or  knowingly  permit any action to be taken which will cause any of the conditions of Buyer's  obligations set forth in Paragraph 17, below, to be unsatisfied or unperformed on or as of the Closing Date.

            (gg)  Seller will  deliver on the Closing Date all  documents  and instruments  required by this  Agreement  and perform  all acts  necessary  or appropriate  for the  consummation of the purchase and sale of the Property as contemplated by and provided for in this Agreement.

            (hh)  Seller  represents  and warrants  that it has no  employees.
If Seller acquires any employees,  Seller shall pay,  satisfy,  perform and be obligated  and  responsible  for,  any  employee  of Seller.  Seller  shall be responsible  for,  and shall pay in full at or before  Closing,  all  employee costs for the Property  Employees  applicable to or owing for periods  through and including  the Closing  Date,  or accrued as of the Closing Date.  For the purposes of this Agreement,  "employee costs" shall mean and include all fees, wages, salaries and other compensation,  and the costs and expenses of workers compensation  insurance,  vacation pay,  sick pay,  pension,  profit  sharing, health insurance,  other insurance,  other employee benefits,  social security taxes,  unemployment  insurance,  and  all  other  federal,  state  and  local employment  taxes.  Seller shall comply with all applicable laws pertaining to the rights of the Property  Employees after termination of their employment by
Seller, including,  without limitation,  providing COBRA insurance coverage as required by law.

                  Because of the term of the  Option,  Buyer shall be required to certify to Seller each of the  Representations,  Warranties  and  Covenants contained herein each year in conjunction with payment of the Option Payment

      17.   Conditions   of  Buyer's   Obligations.   Buyer's   obligation  to
consummate  the purchase and sale of the Property on the Closing Date shall be subject  to the  satisfaction  or  performance  of  the  following  terms  and conditions,  any one or more of which may be waived in  writing  by Buyer,  in whole or in part, on or as of the Closing Date:

            (a)   Seller  shall  have  fully and  completely  kept,  observed, performed,  satisfied  and  complied  with all terms,  covenants,  conditions,
agreements,  requirements,   restrictions  and  provisions  required  by  this
Agreement  to be kept,  observed,  performed,  satisfied  or complied  with by
Seller before, on or as of the Closing Date;

            (b)   The   representations  and  warranties  of  Seller  in  this
Agreement (and the  substantive  facts  contained in any  representations  and warranties  limited  to  Seller's  knowledge  and  belief)  shall  be true and correct,  and  certified by Seller to Buyer as such,  on and as of the Closing
Date,   in  the  same   manner  and  with  the  same  effect  as  though  such
representations and warranties had been made on and as of the Closing Date;

            (c)   Buyer shall not have terminated  this Agreement  pursuant to an express right so to terminate set forth in this Agreement;

            (d)   Unless otherwise  approved in writing by the Buyer, Title to the Property  shall be in the  condition  required by this  Agreement,  and no matters  affecting  title to the  Property  shall have been filed or  recorded between  the  effective  date of  Buyer's  most  recent  update  of the  Title
Commitment and recordation of the Deed;

            (e)   Due to the fact that this  Contract  contemplates  a delayed
Closing of the  transaction  herein set forth to the extent any portion of the property  is  leased at the time of the  Closing  of this  transaction  Seller shall be  required  to  deliver  to the  Buyer an  estoppel  certificate  form attached  hereto as Exhibit "E"  executed  by or on behalf of the  "lessee" or
"tenant"  under  each of the  Existing  Leases;  Provided,  however,  that the foregoing  condition  shall not be deemed to have been  satisfied or performed unless all information  contained in each such estoppel  certificate  conforms to all  applicable  information  set forth on the Rent Schedule  adjusted from day to day as the leases provide or as may be agreed to by Buyer; and, Seller.

                  It is understood  and agreed by and between the parties that should the  Grantee/Buyer  exercise  this Option  Agreement  and the financing alternatives  delineated  in Section 3(c)(ii) and a Closing takes place prior to the  expiration  of terms of any of the leases  identified  in Exhibit B-I, attached  hereto,  Seller  shall  at  Closing  assign  all of its  rights  and obligations in said lease including,  but not limited to, the right to receive all rents becoming due and owing subsequent to said Closing.

            (f)   Subject  to such  changes as may be  approved  in writing by
Buyer,  on the Closing Date, the Property shall be in  substantially  the same condition as it was on the Due Diligence Date.

                  If any of the foregoing  conditions  have not been satisfied or  performed  or waived in  writing  by Buyer on or as of the  Closing  Date,
Buyer shall have the right, at Buyer's option,  either:  (i) to terminate this
Agreement by giving  written  notice to Seller on or before the Closing  Date, in which  event all rights  and  obligations  of Seller  and Buyer  under this
Agreement  shall  expire,  and this  Agreement  shall become null and void; or
(ii) if such failure of condition  constitutes a breach of  representation  or warranty  by Seller,  constitutes  a failure  by Seller to perform  any of the
terms,  covenants,  conditions,  agreements,  requirements,   restrictions  or
provisions  of this  Agreement,  or otherwise  constitutes a default by Seller under this Agreement,  to exercise such rights and remedies as may be provided for herein this  Agreement.  In either of such  events,  the Earnest  Money or the Deposit,  as the case may be, shall be refunded to Buyer  immediately upon request.

      18.   Condition of Seller's Obligations.  Seller's     obligation     to
consummate  the purchase and sale of the Property on the Closing Date shall be subject to the  satisfaction or performance of the following  conditions,  any one or more of which  may be waived in  writing  by the  Seller in whole or in part, on the Closing Date:

            (a)   The Buyer shall have fully and  completely  kept,  observed, performed,  satisfied  and  complied  with all terms,  covenants,  conditions, agreements,  requirements,  restrictions and provisions  required of the Buyer under this Agreement  throughout the term of this Option  Agreement and on the
Closing Date;

            (b)   The  representations  and  warranties  of the  Buyer in this
Agreement  (and the  substantive  facts  contained in any  representation  and warranties  limited to the Buyer's  knowledge  and  belief)  shall be true and correct,  and  certified by the Buyer to the Seller as such,  on and as of the
Closing  Date, in the same manner and with the same force and effect as though such representation and warranty had been made on and as of the Closing Date;

            (c)   The  Seller  shall  not  have   terminated   this  Agreement
pursuant to an expressed  right to terminate as set forth in this Agreement or by reason of the default of the Buyer with  regard to the  Payment  Provisions or any performance provisions required of the Buyer in this Agreement;

            (d)   If any of the foregoing  provisions  have not been satisfied or performed or waived in writing by the Seller on or as of the Closing  Date,
the Seller shall have the right, at Seller's option:  (i)   to terminate  this
Agreement  by giving  written  notice to the Buyer in the  manner set forth in this  Agreement  on or before the  Closing  Date in which event all rights and obligations of the Seller and the Buyer under this Agreement  shall expire and
this Agreement shall become null and void or (ii)     if any such  failure  of
condition  constitutes  a breach  of any  representation  or  warranty  by the
Buyer,  constitutes  a  failure  by the  Buyer to  perform  any of the  terms, covenant, conditions,  agreements,  requirements,  restrictions, or provisions of this Agreement,  or otherwise constitutes a default by the Buyer under this
Agreement,  the  Seller  shall be  authorized  to  exercise  such  rights  and remedies  as may be  provided  to remedy  such  breach or  default  under this
Agreement.  In  either  of such  events,  the  Earnest  Money  and all  Option
Payments  shall be deemed  forfeited to Seller  without  further action by any party hereto.

      19.   Possession at Closing.  Seller shall  surrender  possession of the
Property to Buyer on the Closing Date.

      20.   Remedies.

            (a)   If the purchase and sale of the Property is not  consummated in  accordance  with  the  terms  and  conditions  of  this  Agreement  due to circumstances  or  conditions  which  constitute a default by Buyer under this
Agreement,  the Earnest Money Deposit shall be delivered to Seller,  and shall be retained by Seller,  as full  Liquidated  Damages for such default.  Seller and Buyer  acknowledge  that Seller's actual damages in the event of a default by Buyer  under this  Agreement  will be  difficult  to  ascertain,  that such
Liquidated  Damages  represent  Seller's  and  Buyer's  best  estimate of such damages,  and that  Seller and Buyer  believe  such  Liquidated  Damages are a reasonable  estimate of such damages.  Seller and Buyer expressly  acknowledge that the foregoing  Liquidated  Damages are intended not as a penalty,  but as full Liquidated  Damages,  in the event of Buyer's default and as compensation for  Seller's  taking  the  Property  off the  market  during the term of this
Agreement.  Such delivery of the Earnest  Money,  retention of the Deposit and paid  Option  Payments,  as the case may be,  shall be the sole and  exclusive remedy of Seller by reason of a default  by Buyer  under this  Agreement,  and
Seller  hereby  waives  and  releases  any  right  to sue  Buyer,  and  hereby covenants not to sue Buyer,  for specific  performance of this Agreement or to prove that Seller's  actual damages  exceed  Earnest Money or the Deposit,  as the case may be, which is herein provided Seller as full Liquidated Damages.

            (b)   If (i) any  representation  or  warranty of Seller set forth in this  Agreement  shall prove to be untrue or incorrect  in any respect,  or
(ii) Seller  shall fail to keep,  observe,  perform,  satisfy or comply  with, fully and completely,  any of the terms,  covenants,  conditions,  agreements, requirements,  restrictions  or  provisions  required by this  Agreement to be kept, observed, performed,  satisfied or complied with by Seller, or (iii) the purchase and sale of the Property is otherwise not  consummated  in accordance with the  terms and  provisions  of this  Agreement  due to  circumstances  or conditions  which  constitute  a default by Seller under this  Agreement  (the matters  described in the  foregoing  clauses  (i),  (ii) and (iii) are herein sometimes  collectively called "Seller Defaults"),  the Earnest Money shall be refunded to the Buyer  immediately  upon  request.  Such refund of the Earnest
Money  shall be the sole and  exclusive  remedy  of the  Buyer by  reason of a default by the Seller under this  Agreement  and the Buyer waives and releases any right to sue the  Seller  and  hereby  covenant  not to sue the Seller for specific  performance  of this  Agreement  or to  prove  that  Buyer's  actual damages exceed the Earnest Money Deposit.

      21.   Indemnification  by the  Seller.  Except  to the  extent  that any damages  occur to the  Property  or are  incurred by the Seller as a result of the actions or omissions to act or  negligence  of the Buyer or their  agents, employees  or  contractors,  the Seller  shall,  and does  hereby,  indemnify, defend and hold Buyer harmless  from,  against and in respect of: (i) physical injury to or the death of persons  or damage to  property  occurring  prior to and including  the Closing Date or in any manner  arising out of, by reason of or in  connection  the Seller's  use,  occupancy or operation of the Property;
(ii) any matter  arising out of, by reason of or with respect to the ownership or operation of the Property  prior to and including  the Closing Date;  (iii)
any breach by Seller of any  representation  or warranty under this Agreement;
(iv)  any  and  all  actions,   causes  of  action,  suits,  claims,  demands,
judgments,  liens,  proceedings and  investigations  or (any appeal thereof or relative thereto or other review thereof),  of any kind or nature  whatsoever, arising out of, by reason of, as a result of or in connection  with any of the matters addressed herein which are the  responsibility of the Seller;  and (v)
any  and  all  liabilities,   damages,   losses,  costs,  expenses  (including
attorney's  fees  and  costs  advanced  by  counsel),   amounts  of  judgment,
assessments,   fines  or   penalties,   and  amounts  paid  in  compromise  or
settlement,  suffered,  incurred or  sustained  by the Buyer on account of, by reason of, as a result of or in connection  with any of the matters covered by this indemnity provision.

      22.   Indemnification  by the  Buyer.  Except  to the  extent  that  any damages are  incurred by the Sellers or the  Property  shall incur any damages as a result of the  actions,  omissions to act or  negligence  of the Seller's agents, employees or contractors,  the Buyer shall and does hereby, indemnify, defend and hold Seller harmless from,  against and in respect of: (i) physical injury to or the death of persons  or damage to  property  occurring  prior to and including  the Closing Date or in any manner  arising out of, by reason of or in connection  with the Buyer's use,  occupancy or operations on or conduct on the Property;  (ii) any matter arising out of, by reason of or with respect to  the  use  and  development  of the  Property  by the  Buyer  prior  to and
including   the  Closing   Date;   (iii)  any  breach  by  the  Buyer  of  any
representation  or warranty  under this  Agreement;  (iv) any and all actions, causes of action, suits, claims, demands,  judgments,  liens,  proceedings and investigations  or (any  appeal  thereof or relative  thereto or other  review thereof),  of any kind or nature whatsoever,  arising out of, by reason of, as a  result  of or in  connection  with  any of the  matters  reflected  in this indemnity provision; and (v) any and all liabilities,  damages, losses, costs, expenses  (including  attorney's fees and costs advanced by counsel),  amounts of judgment,  assessments,  fines or penalties, and amounts paid in compromise or  settlement,  suffered,  incurred or sustained by the Seller on account of, by reason of, as a result of or in connection  with any of the matters covered by this indemnity provision.

      23.   Risk of Loss and  Insurance.  Between  the date of this  Agreement and Closing,  the risks and  obligations  of ownership and losses  incurred by the  Property  (to the  extent  the same do not  result  from the  actions  or omissions  to act or  negligence  of  the  Buyer,  its  agents,  employees  or contractors) and the correlative  rights against insurance  carriers and third parties  shall belong to Seller.  The Buyer  acknowledges  and agrees that the essence of this  Contract  provides for the Buyer's  right to purchase  vacant
land  and  not  necessarily  the  improvements   presently   located  thereon.
Therefore,  in the event that the Land being  purchased  by the Buyer shall be rendered unusable for the development  purposes for which the Buyer intends in executing this Agreement (residential or commercial  development) by reason of the  acts  or  omissions  to act or  negligence  of the  Seller,  its  agents, employees or  contractors,  the Buyer shall have the right, at Buyer's option, to terminate  this  Agreement by giving written notice thereof to Seller prior to  Closing,  in which  event the  Earnest  Money  shall be  refunded to Buyer immediately  upon request.  Thereafter  all rights and  obligations  of Seller and Buyer under this Agreement  shall expire,  and this Agreement shall become null and void.

      24.   Condemnation.  In the  event of the  taking  of all or any part of the Property by eminent domain  proceedings,  or the commencement or bona fide threat of the commencement of any such  proceedings,  prior to Closing,  Buyer shall have the right,  at Buyer's  option,  to  terminate  this  Agreement  by giving written  notice thereof to Seller prior to Closing,  in which event the
Earnest  Money,  shall be  refunded to Buyer  immediately  upon  request,  all rights and  obligations of Seller and Buyer under this Agreement shall expire, and  this  Agreement  shall  become  null  and  void.  If  Buyer  does  not so terminate  this  Agreement,  the  Purchase  Price  shall be reduced by the per square foot price of the  Purchase  Price  multiplied  by the number of square feet taken by the condemning of authority.

      25.   No Broker.  All  negotiations  relative to this  Agreement and the purchase and sale of the Property as  contemplated by and provided for in this
Agreement  have been  conducted  by and between  Seller and Buyer  without the intervention  of any  person or other  party as agent or  broker.  Seller  and
Buyer  warrant  and  represent  to each  other  that  there are and will be no broker's  commissions or fees payable in connection with this Agreement or the purchase  and sale of the  Property  by reason of their  respective  dealings, negotiations  or  communications.  Seller and Buyer  shall and do each  hereby indemnify,  defend and hold  harmless  each other from and against the claims, demands,  actions and  judgments  of any and all  brokers,  agents,  and other intermediaries  alleging  a  commission,  fee or other  payment to be owing by reason  of  their  respective  dealings,  negotiations  or  communications  in connection with this Agreement or the purchase and sale of the Property.

        26.   Survival.

            (a)   Seller's  Assurances.  At  Closing,  and  from  time to time prior to Closing,  Seller shall do all such  additional  and further acts, and shall execute and deliver all such  additional and further deeds,  affidavits, instruments,  certificates  and  documents,  as  Buyer,  Buyer's  counsel  may reasonably  require to fully vest in and assure to Buyer full right, title and interest  in and to the  Property  to the  full  extent  contemplated  by this
Agreement on the date of closing and otherwise to effectuate  the purchase and sale of the Property as  contemplated  by and provided for in this  Agreement.
All the  provisions of this  Agreement  (including,  without  limitation,  the representations,  covenants  and  warranties  of  Seller  as set forth in this
Agreement),  shall  survive the  consummation  of the purchase and sale of the
Property  on the  Closing  Date,  the  delivery  of the Deed to Buyer  and the
payment  of  the  Purchase  Price.   Notwithstanding  any  provision  of  this
Agreement to the  contrary,  the  indemnification  provisions  relating to the
Seller shall survive any termination of this Agreement.

            (b)   Buyer's  Assurances.  At  Closing,  and  from  time  to time prior to Closing,  the Buyer shall do all such  additional  and further  acts, and shall  execute  and deliver all such  additional  and further  affidavits, instruments,  certificates and documents, as Seller, Seller's counsel or title insurer may reasonably require (including,  but not limited to, the payment of all  water  development  charges)  to the  full  extent  contemplated  by this
Agreement and  otherwise to  effectuate  the purchase and sale of the Property as contemplated  by and provided for in this Agreement.  All the provisions of this Agreement (including, without limitation, the representations,  covenants and  warranties  of Buyer as set forth in this  Agreement),  shall survive the consummation  of the purchase  and sale of the  Property on the Closing  Date, the  delivery  of the Deed to Buyer and the  payment  of the  Purchase  Price.
Notwithstanding  any  provision  of  this  Agreement  to  the  contrary,   the
indemnification   provisions   relating  to  the  Buyer   shall   survive  any
termination of this Agreement.

      27.   General Provisions.

            (a)  Notices.   Whenever   any  notice,   demand  or  request  is
required or permitted  under this  Agreement,  such notice,  demand or request shall be in writing and shall be delivered by hand,  be sent by  registered or certified  mail,  postage  prepaid,  return receipt  requested,  or be sent by nationally  recognized  commercial courier for next business day delivery,  to the  address  for each  party  set forth  below  their  respective  executions hereof,  or to such other  addresses as are specified by written  notice given in accordance  herewith,  or shall be  transmitted  by facsimile to the number for each party set forth below their respective  executions hereof, or to such other  numbers  as  are  specified  by  written  notice  given  in  accordance herewith.  All notices,  demands or requests delivered by hand shall be deemed given  upon the date so  delivered;  those  given by  mailing  as  hereinabove provided  shall be deemed  given on the date of deposit  in the United  States
Mail;  those given by  commercial  courier as  hereinabove  provided  shall be deemed given on the date of deposit  with the  commercial  courier;  and those
given  by   facsimile   shall  be  deemed  given  on  the  date  of  facsimile
transmittal.  Nonetheless,  the time  period,  if any,  in which a response to any notice,  demand or request  must be given  shall  commence to run from the date of receipt of the  notice,  demand or request by the  addressee  thereof.
Any  notice,  demand or request  not  received  because of changed  address or facsimile  number of which no  notice  was given as  hereinabove  provided  or because of refusal to accept  delivery  shall be deemed  received by the party to whom  addressed  on the date of hand  delivery,  on the  date of  facsimile transmittal,  on the first calendar day after deposit with commercial courier, or on the third  calendar day following  deposit in the United States Mail, as the case may be.

            (b)   Facsimile  as  Writing.  The parties  expressly  acknowledge and  agree  that,  notwithstanding  any  statutory  or  decisional  law to the contrary,  the printed product of a facsimile  transmittal  shall be deemed to be "written" and a "writing" for all purposes of this Agreement.

            (c)   Assignment;  Parties.  This  Agreement  may not be  assigned by Buyer,  in whole or in part,  without  the prior  written  approval  of the
Seller.  This Agreement  shall be binding upon and  enforceable  against,  and shall inure to the benefit of,  Buyer and Seller and their  respective  heirs, legal representatives, successors and assigns.

            (d)   Headings.  The use of  headings,  captions  and  numbers  in this Agreement is solely for the  convenience of identifying  and indexing the various  provisions  in this  Agreement,  and shall in no event be  considered otherwise in construing or interpreting any provision in this Agreement.

            (e)   Exhibits.  Each and every  exhibit  referred to or otherwise mentioned in this  Agreement is attached to this Agreement and is and shall be construed  to be made a part of this  Agreement  by such  reference  or  other mention at each point at which such reference or other mention occurs,  in the same  manner  and with the same  effect as if each  exhibit  were set forth in full and at length every time it is referred to or otherwise mentioned.

            (f)   Defined  Terms.  Capitalized  terms  used in this  Agreement shall have the  meanings  ascribed to them at the point  where first  defined, irrespective  of where  their  use  occurs,  with the  same  effect  as if the definitions  of such  terms  were set forth in full and at length  every  time such terms are used.

            (g)   Pronouns.  Wherever appropriate in this Agreement,  personal pronouns  shall be deemed to include  the other  genders  and the  singular to include the plural.

            (h)   Non-Waiver.   Failure  by  any  party  to  complain  of  any
action,  non-action or breach of any other party shall not constitute a waiver of any aggrieved  party's rights  hereunder.  Waiver by any party of any right arising  from any breach of any other party shall not  constitute  a waiver of any other right  arising from a subsequent  breach of the same  obligation  or for any other default, past, present or future.

            (i)   Time  of  Essence;  Dates.  Time is of the  essence  of this
Agreement.  Anywhere a day  certain is stated for  payment or for  performance of any  obligation,  the day certain so stated  enters into and becomes a part of the  consideration  for  this  Agreement.  If any  date  set  forth in this
Agreement  shall fall on, or any time period set forth in this Agreement shall expire on, a day which is a Saturday,  Sunday,  federal or state  holiday,  or other non-business day, such date shall  automatically be extended to, and the expiration  of such time period  shall  automatically  to be extended  to, the next day which is not a Saturday,  Sunday,  federal or state  holiday or other non-business  day.  The final day of any time period  under this  Agreement or any deadline  under this  Agreement  shall be the specified  day or date,  and shall include the period of time through and including  such  specified day or date.

            (j)   Applicable   Law.  This  Agreement  shall  be  governed  by,
construed  under and  interpreted  and enforced in accordance with the laws of the State of Colorado.

            (k)   Entire Agreement;  Modification.  This Agreement  supersedes all prior  discussions  and agreements  among Seller and Buyer with respect to the purchase and sale of the Property and other matters contained herein,  and this  Agreement  contains the sole and entire  understanding  among Seller and
Buyer with respect  thereto.  This Agreement  shall not be modified or amended except by an  instrument  in  writing  executed  by or on behalf of Seller and
Buyer.

            (l)   Counterparts.  This  Agreement  may be  executed  in several counterparts,  each of which  shall be  deemed  an  original,  and all of such counterparts together shall constitute one and the same instrument.

            (m)   Attorney's  Fees.  In the  event of any  litigation  between
Buyer and Seller  arising  under or in  connection  with this  Agreement,  the prevailing  party  shall be  entitled  to  recover  from the  other  party the expenses of litigation  (including  reasonable  attorneys' fees,  expenses and disbursements) incurred by the prevailing party.

            (n)   Authority.  Each party hereto  warrants and represents  that such party has full and complete  authority to enter into this Agreement,  and each  person  executing  this  Agreement  on  behalf of a party  warrants  and represents  that he has been fully  authorized  to execute  this  Agreement on behalf of such party,  and that such party is bound by the  signature  of such representative.

            (o)   Counsel.  Each party  hereto  warrants and  represents  that each party has been afforded the  opportunity  to be represented by counsel of its choice in  connection  with the execution of this  Agreement,  and has had ample  opportunity  to read,  review,  and  understand  the provisions of this
Agreement.

            (p)   No  Construction  Against  Preparer.  No  provision  of this
Agreement  shall be construed  against or interpreted to the  disadvantage  of any party by any court or other  governmental or judicial  authority by reason of such  party's  having or being  deemed to have  prepared  or  imposed  such provision.

      IN WITNESS  WHEREOF,  the  parties  have  caused  their duly  authorized representatives  to execute,  seal and deliver this  Agreement,  all as of the day and year first written above.

                                    SELLER:

                                    BRONCUCIA  INVESTMENT,  a Colorado General
                                    Partnership

                                    By:
                                        --------------------------------------
                                          Dorothy L. Broncucia, General Partner

                                    By:
                                        --------------------------------------
                                          Marlene Broncucia, General Partner

                                    Initial address for notices:

                                    11690 North Holly Street
                                    Denver, Colorado  80233-5809
                                    Attention: Dorothy L. Broncucia
                                    Telephone Number: (303) 451-8315
                                    Telecopy Number:   (303) 451-8315

                                    With a copy to:

                                    R. Jerold Gerome, Attorney At Law
                                    R. Jerold Gerome, P.C.
                                    550 South Wadsworth Boulevard, Suite 301
                                    Lakewood, Colorado 80226
                                    Telephone Number: (303) 936-3779
                                    Telecopy Number:  (303) 936-2701

                                    Date of Seller's Execution:

                                          March 27, 2001
                                    ------------------------------------

                                       BUYER:

                                       HASTINGS HOLDING CORPORATION,
                                       a Colorado corporation

                                       By:________________________________
                                              Name:__________________________
                                              Title:___________________________

                                             (CORPORATE SEAL)

                                       Initial address for notices:

                                       Hastings Holding Corporation
                                       222 Milwaukee Street, Suite 209
                                       Denver, Colorado 80206-5010
                                       Attention:  Mr. William J. Klaess
                                       Phone No.: (303) 355-7706
                                       Facsimile No.: (303) 355-7739
                                       With a copy to:

                                       Ireland, Stapleton, Pryor & Pascoe, P.C.
                                       1675 Broadway, Suite 2600
                                       Denver, Colorado 80202
                                       Attention: Joseph G. Webb, Esq.
                                       Phone No.: (303) 628-3652
                                       Facsimile No.: (303) 623-2700

                                       Date of Execution: ____________________

ESCROW AGENT ACKNOWLEDGMENT

      Escrow Agent  acknowledges  receipt of the Earnest Money,  and agrees to hold  and  disburse  the  Earnest  Money in  accordance  with  the  terms  and conditions of this Agreement.

                                    ESCROW AGENT:

                                    CHICAGO TITLE COMPANY OF COLORADO

                                    By:
                                       ---------------------------------------
                                          Name:
                                                ------------------------------------
                                          Title:
                                                 -----------------------------------

                                    Initial address for notices:

                                    Chicago Title Company of Colorado
                                    1875 Lawrence Street, Suite 1200
                                    Denver, Colorado  80202
                                    Attention:  Mej Ellsworth
                                    Telephone No.:  303-291-9999555
                                    Facsimile No.:  303-291-9997

              AMENDMENT TO OPTION AGREEMENT TO PURCHASE REAL ESTATE

     THIS  AMENDMENT  TO OPTION  AGREEMENT  TO PURCHASE  REAL ESTATE is made and entered into this ___ day of July, 2001, by and between BRONCUCIA INVESTMENT,  a
Colorado  General  Partnership  ("Broncucia") as the Seller and HASTINGS HOLDING
CORPORATION, a Colorado corporation ("Hastings") as the Buyer.

     The  Seller and Buyer are  parties  to that  certain  OPTION  AGREEMENT  TO
PURCHASE REAL ESTATE with an effective date of April 4, 2001 ("The Contract").

     Now therefore,  in  consideration  of One Dollar ($1.00)  together with the terms and provisions and covenants  contained in The Contract  referenced above, and other good and valuable consideration,  the receipt and sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

(1)   Paragraph  3.a  entitled  First  Option  Payment  of The  Contract  is hereby amended to read as follows:

      (a)   First Option  Payment.  The First  Option  Payment in the amount of TWO
HUNDRED THOUSAND AND NO/100 DOLLARS  ($200,000.00)  shall be paid by the Grantee to the  Grantor on or before  5:00 p.m.  on August 20,  2001.  It is agreed  that said
Option Payment once paid by the Grantee to the Grantor shall be  non-refundable  to the Grantee.

(2)   Paragraph 3.b entitled  Additional  Option Payments of The Contract is hereby amended to read as follows:

      (b)   Additional  Option  Payments.  The Grantor  and the Grantee  agree that at  present  an  encumbrance  on the  title to the  subject  real  estate  property exists.  Said encumbrance is described in the Title  Commitment,  Order No. 122153A issued by Chicago Title Company of Colorado, Inc. as follows:

                  "An  oil  and  gas   lease   executed   by   Champlin
            Petroleum  Company  as  Lessor(s)  and by Amoco  Production
            Company as  Lessee(s)  for a primary  term of 5 years dated
            October 25, 1971,  recorded  December 22, 1971 in Book 1767 at  Page  188  and any  and  all  parties  claiming  by and
            through   or   under   the   Lessee(s)   and  any  and  all
            assignments thereof or interest therein."
                  Note:  Ratification of Leases  recorded  December 10,
            1990 in Book 3735 at Page 147.
                  Note:   Assignment   and   Bill  of   Sale   recorded
            February 9, 1998 in Book 5229 at Page 683."

      The Grantor  and the  Grantee  have  agreed to  cooperate  and through  their designated  agents direct their  activities to resolve this encumbrance in the best manner  possible and remove the same as a  restriction  on surface  development  of the  Northwest 1/4 of Section 21,  Township 2 South,  Range 66 West, of the 6th PM,
Adams  County,  Colorado (a portion of the subject  real estate  property  which is the  subject  matter of the OPTION  AGREEMENT  TO  PURCHASE  REAL  ESTATE.)  In the
resolution of said  restriction,  the parties,  by and through their designated and authorized  representatives  have therefore  agreed to open  negotiations  with RME
Petroleum  Company,  RME Land  Development  Company,  H.S.  Resources,  Inc.,  K.P.
Kauffman  Company,  Inc.,  Union  Pacific  Railroad  Company,  Inc.,  and all other
applicable   entities  to  secure  a  mutually   acceptable   resolution   to  this
encumbrance.  It is  mutually  agreed by and  between  the  Grantor and the Grantee that such  resolution  may take as much as one (1) year to achieve.  It is likewise mutually  agreed  between  the Grantor and the  Grantee  that such  resolution  may require  the  expenditure  of  up  to  ONE  HUNDRED  THOUSAND  AND  NO/100  DOLLARS
($100,000.00)  in the form of payment or  payments to  applicable  parties in order to  acquire  relevant  Relinquishment  Agreements,  Quit  Claim  Deeds,  applicable
Surface  Use  Agreements,  or long term  Non-Development  Leases as the Grantor and the Grantee and all other applicable parties may agree.

      It is further  agreed that the said ONE HUNDRED  THOUSAND AND NO/100  DOLLARS
($100,000.00)  amount shall not be construed to include  either of the Grantor's or the  Grantee's  attorneys  fees or costs,  for which each of the  parties  shall be individually  responsible.  It is further  agreed  that the Grantee  shall  advance said funds in an amount not to exceed ONE HUNDRED  THOUSAND  DOLLARS  ($100,000.00)
to accomplish the mutually  acceptable and agreed upon  resolution.  All amounts so advanced by the Grantee to secure the  acceptable  agreements  shall be credited to the  Grantee as the Buyer at the time of the  closing of the  OPTION  AGREEMENT  TO
PURCHASE REAL ESTATE.

      In consideration  of the Grantee's  activities to resolve this matter and the
Grantee's  willingness  to  advance  the  necessary  funds to achieve  the  desired result,  the  Grantor  will  extend the time  period  for which the  payment of the
Second  Option  Payment in the amount of TWO HUNDRED  THOUSAND  AND NO/100  DOLLARS
($200,000.00)  must  be made by the  Grantee  to the  Grantor.  The  Second  Option
Payment  shall be due and  payable  in full on or before  August 20,  2002,  or the date  when  a  mutually  acceptable  resolution  of  the  above  described  surface restriction  and  encumbrance  is achieved,  whichever  date or event first occurs;
however,  in no event shall the Second  Option  Payment be due and payable prior to
January 15, 2002.

      The Third  Option  Payment in the amount of TWO HUNDRED  THOUSAND  AND NO/100
DOLLARS ($200,000.00) shall be due and payable on or before January 15, 2003.

      The Fourth  Option  Payment in the amount of TWO HUNDRED  THOUSAND AND NO/100
DOLLARS  ($200,000.00)  shall be due and  payable on or before  January  15,  2004.
Provided that the Grantee well and truly  performs the  obligations of the Buyer in accordance  with the terms and provisions of the OPTION  AGREEMENT TO PURCHASE REAL
ESTATE  as  amended  and  provided   that  the  Grantee   closes  the  real  estate
transaction  contemplated  in this  Agreement on or before  December  31, 2004,  or such other date to which the closing has been  extended by mutual  agreement by the parties,  all Option  Payments  made  hereunder  by the  Grantee  shall be credited against the purchase price  referenced in Paragraph 3.c of the OPTION  AGREEMENT TO
PURCHASE  REAL ESTATE.  In any event,  subsequent  to August 20,  2001,  all Option
Payments made hereunder shall be non-refundable to the Grantee/Buyer.

(3)   The parties agree to amend  Paragraph  13.c entitled  Proceedings  at Closing of The Contract to read as follows:

      (c)   The  Buyer  shall  pay  the  remainder  of  the  Purchase  Price  after crediting the Earnest Money Deposit,  Option  Payments and all amounts  advanced by the Buyer,  (not to exceed ONE HUNDRED  THOUSAND AND NO/100  DOLLARS  ($100,000.00)
to the Seller in the  resolution  of the surface use  restriction  as identified in
Paragraph  3.b of this  Amendment to the OPTION  AGREEMENT TO PURCHASE  REAL ESTATE
in  accordance  with  the  provisions  of  this  Agreement.   If  required  by  the
withholding   requirements   described  in  subparagraph  (a)  (v)  of  the  OPTION
AGREEMENT TO PURCHASE  REAL ESTATE,  the Escrow Agent and the Title  Company  shall be  entitled to withhold  the  applicable  portion of the  Purchase  Price,  and to submit such portion of the Purchase Price to the Colorado Department of Revenue.

(4)   The  parties  agree  to  amend  Paragraph  16.m  of The  Contract  to read as follows:

      (m)   Seller  will  pay or  cause  to be paid  promptly  when  due all  city, state, and county ad valorem taxes and similar taxes.

      The Buyer  shall pay all sewer and water  development  charges  and all other governmental  charges  levied or imposed  upon the  subject  Property  or  assessed against  the  Property  by  reasons  of the  inclusion  of the  Property  into  the
Northern  Infrastructure  General Improvement  District of Commerce City and/or the
South  Adams  County  Water and  Sanitation  District.  However,  and to the extent this  Agreement is  terminated,  the Buyer shall  assign any and all rights,  title and  interest  in and to said  Agreements  with the South  Adams  County  Water and
Sanitation District and the Northern  Infrastructure  General Improvement  District
of Commerce  City to the Seller and the Seller  shall  reimburse  the Buyer for all charges  paid by the Buyer  during the term of this Option  Agreement  and relating to  charges  actually  paid  by the  Buyer  by  reason  of the  subject  Property's inclusion into the Special Improvement Districts referenced herein.

      In  addition,  the  Buyers  shall  advance  and  pay  when  due  all  amounts necessary  up to the maximum  amount of ONE  HUNDRED  THOUSAND  AND NO/100  DOLLARS
($100,000.00) to obtain relevant  Releases,  Quit Claim Deeds,  Applicable  Surface
Use  Agreements  or Long Term  Non-Development  Leases as the Buyer and Seller have
mutually   cooperated  in  acquiring  to  resolve  the  encumbrance  to  the  Title identified  in  Paragraph  3.b of this  AMENDMENT  TO OPTION  AGREEMENT TO PURCHASE
REAL ESTATE.  However,  to the extent that the OPTION  AGREEMENT  TO PURCHASE  REAL
ESTATE as Amended is  terminated,  the Buyer shall  assign,  transfer and convey to the  Seller  any and all  rights,  title  and  interest  in and to said  Agreements negotiated with the applicable  parties (RME Petroleum  Company,  RME Land Company,
H.S.  Resources,   Inc.,  K.P.  Kauffman  Company,  Inc.,  Union  Pacific  Railroad
Company,  et  al.)  including  but  not  limited  to all  documentation  and  other materials  relating  thereto.  In  consideration  of said transfer and  assignment, the Seller shall  reimburse  the Buyer for all sums so advanced,  not to exceed ONE
HUNDRED  THOUSAND AND NO/00  DOLLARS  ($100,000.00)  and exclusive of all attorneys fees and costs for which both Buyer and Seller shall individually be responsible.

      With the  exception  of the above  referenced  amounts  and  charges,  as the terminology is defined in this  Paragraph,  the Seller will pay or cause to be paid all expenses  incurred in the use,  occupancy and operation of the Property between the effective  date of the OPTION  AGREEMENT TO PURCHASE REAL ESTATE as Amended and
the closing date.

(5)   Paragraph 20.b of The Contract is hereby amended to read as follows:

      Buyer may elect to seek  specific  performance,  but not damages,  or, in the alternative,  at the  election  of the Buyer,  Buyer  shall be  entitled  to a full refund of all option  payments and earnest money paid to Seller in accordance  with
The Contract under the following limited circumstances.

      i. Seller is provided  with a written  notice and  supporting  evidence  that any  representation  or warranty  provided by seller in  accordance  with the terms and  provisions of The Contract  shall prove to be untrue or incomplete  and Seller fails to correct said  representation  or warranty  within  fifteen (15) days after its reception of said notice and supporting evidence from Buyer; or,

      ii.  Seller shall fail to keep,  observe,  perform,  satisfy,  or comply with any of the terms, covenants,  conditions,  agreements,  requirements, or provisions to be kept or  performed  by Seller  after  the  receipt  by  Seller of a  specific detailed  notice and demand  specifying  said  default and Seller fails to commence the  required  performance  within a thirty  (30) day  period  next  following  the reception of said notice and demand by Seller.

      In all  other  circumstances,  which at this  point in time,  both  Buyer and
Seller are unaware,  the parties  agree that a refund of the Earnest  Money Deposit by the  Seller to the  Buyer  shall be the sole and  exclusive  remedy of the Buyer should any other  circumstance  or  conditions  exist or occur in the future  which would  prevent the Seller from fully  complying  with the terms and  provisions  of the Seller under The Contract.

(6)   Paragraph 27.c of The Contract is hereby amended to read as follows:

      Excluding  any transfer to an  affiliate of the Buyer which is either  wholly owned or at least 50% of the equity  ownership  of the  affiliate  is vested in the
Buyer,  the Buyer shall not have the right to sell,  assign or transfer the Buyer's rights and  obligations  under The  Contract  without the  Seller's  prior  written consent, which shall not be unreasonably withheld.

(7)   Mutual Cooperation:     Hastings  Holding  Corporation  for  itself  and  its
assigns,  together  with  Broncucia  Investment,  a Colorado  Limited  Partnership,
agree to mutually  cooperate  with one another in taking all actions  necessary and expedient to aid one another to the extent  possible,  including  their  respective performance  and  obligations  identified in the OPTION  AGREEMENT TO PURCHASE REAL
ESTATE  as  Amended.  Such  cooperation  shall  include  the  mutual  execution  of documents  after  appropriate  review of legal  counsel for  Broncucia  Investment, that may be necessary  for planning and zoning,  i.e.  plats,  P.U.D.  applications and amendments, etc.

(8)   Recordation  of  Memorandum  of Option  Agreement to Purchase Real Estate as Amended:
      The  Grantor/Seller  shall permit the Grantee/Buyer to record a Memorandum of the OPTION  AGREEMENT TO PURCHASE REAL ESTATE as Amended  subsequent to the date of
August 20, 2001, provided that the following conditions are fully satisfied:

      (a)   The  Grantee/Buyer  shall pay to the  Grantor/Seller  the First  Option
Payment in the amount of TWO HUNDRED  THOUSAND AND NO/100 DOLLARS  ($200,000.00) on
or before August 20, 2001.

      (b)   The  Grantor/Seller  shall have its legal  counsel  review the proposed
Memorandum  and an  agreement  shall have been  reached as to the  contents of said
Memorandum prior to recordation.

      (c)   The  Grantee/Buyer  shall have  deposited with Chicago Title Company of
Colorado,  Inc.,  as the Escrow  Agent,  a RELEASE OF THE  MEMORANDUM of the OPTION
AGREEMENT  TO  PURCHASE  REAL ESTATE as Amended in  recordable  form as agreed upon between  counsel  for the  parties.  The intent of the parties in this regard is to release the real estate  property which is the subject  matter of this  transaction from any  encumbrance  or  restriction  imposed upon the subject real estate by the recordation of said  Memorandum.  Further,  it is the  understanding of the parties that  should The  Contract  be  terminated  for any reason in  compliance  with the provisions of the OPTION  AGREEMENT TO PURCHASE REAL ESTATE as Amended,  the Escrow
Agent,  Chicago  Title Company of Colorado,  Inc.,  shall  immediately  record said
Release  without  further  direction  of  any  party.  Escrow  instructions  to the
Escrow Agent shall be drafted and reflect these provisions accordingly.

(9)   Execution:  This Amendment may be validly executed,  delivered,  and accepted in separate counterparts, which together shall constitute a single instrument.

(10)  Ratification:     The  parties to this  Amendment  hereby  ratify and approve the  original  OPTION  AGREEMENT TO PURCHASE  REAL ESTATE as hereby  amended in all respects.  The  original  OPTION  AGREEMENT  TO  PURCHASE  REAL  ESTATE,  except as amended  by this  Amendment,  has not been  modified,  amended  or  terminated  and remains in full force and effect.

      It is agreed by the parties  hereto  that the  provisions  contained  in this
Amendment to the OPTION  AGREEMENT  TO PURCHASE  REAL ESTATE  shall  supercede  and
take  precedence  over  the  previous   provisions,   or  conflicting   provisions,
contained in the original  OPTION  AGREEMENT TO PURCHASE  REAL ESTATE to which this
Amendment  shall be attached  subsequent to the execution  thereof by all requisite parties.

(11)  No Further  Changes:  All other terms of The Contract  remain  unchanged  and in full force and effect.

      In Witness  Whereof  the parties  hereto  have  executed  this  AMENDMENT  TO
OPTION AGREEMENT TO PURCHASE REAL ESTATE effective this ____ day of July, 2001.

                                    SELLER:

                                    BRONCUCIA   INVESTMENT,   a  Colorado   General
                                    Partnership

                                    By:
                                        --------------------------------------
                                          Dorothy L. Broncucia, General Partner

                                    By:
                                        --------------------------------------
                                          Marlene Broncucia, General Partner

                                    Initial address for notices:

                                    11690 North Holly Street
                                    Denver, Colorado  80233-5809
                                    Attention: Dorothy L. Broncucia
                                    Telephone Number: (303) 451-8315
                                    Telecopy Number:   (303) 451-8315

                                    With a copy to:

                                    R. Jerold Gerome, Attorney At Law
                                    R. Jerold Gerome, P.C.
                                    550 South Wadsworth Boulevard, Suite 301
                                    Lakewood, Colorado 80226
                                    Telephone Number: (303) 936-3779
                                    Telecopy Number:  (303) 936-2701

                                    Date of Seller's Execution:

                                       BUYER:

                                       HASTINGS HOLDING CORPORATION,
                                       a Colorado corporation

                                       By:________________________________
                                              Name:__________________________
                                              Title:___________________________

                                             (CORPORATE SEAL)

                                       Initial address for notices:

                                       Hastings Holding Corporation
                                       222 Milwaukee Street, Suite 209
                                       Denver, Colorado 80206-5010
                                       Attention:  Mr. William J. Klaess
                                       Phone No.: (303) 355-7706
                                       Facsimile No.: (303) 355-7739

                                       With a copy to:

                                       Ireland, Stapleton, Pryor & Pascoe, P.C.
                                       1675 Broadway, Suite 2600
                                       Denver, Colorado 80202
                                       Attention: Joseph G. Webb, Esq.
                                       Phone No.: (303) 628-3652
                                       Facsimile No.: (303) 623-2062

                                       Date of Execution: ____________________

ESCROW AGENT ACKNOWLEDGMENT

      Escrow Agent  acknowledges  receipt of an original of the AMENDMENT TO OPTION
AGREEMENT TO PURCHASE REAL ESTATE.

                                    ESCROW AGENT:

                                    CHICAGO TITLE COMPANY OF COLORADO, INC.

                                    By:
                                       ---------------------------------------
                                          Name: Peter J. Griffiths
                                          Title: Vice President

                                    Initial address for notices:

                                    Chicago Title Company of Colorado, Inc.
                                    1875 Lawrence Street, Suite 1200
                                    Denver, Colorado  80202
                                    Attention:  Peter J. Griffiths
                                    Telephone No.:  303-291-9995
                                    Facsimile No.:  303-291-9997